EXHIBIT 10.1


                      AGREEMENT AND PLAN OF REORGANIZATION

                            DATED AS OF JUNE 30, 2004

                                  BY AND AMONG

                             ACCUPOLL HOLDING CORP.

                                       AND

                             NTSD ACQUISITION, INC.

                                       AND

                             NTS DATA SERVICES CORP.

                                       AND

                             NTS DATA SERVICES, INC.

                                       AND

                                MATTHEW M. BIONDI

                                       AND

                                JOHN F. JENNINGS

                      AGREEMENT AND PLAN OF REORGANIZATION

                  This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement"), dated as of June 30, 2004, is by and among NTS Data Services Corp. ("Seller"), a
Delaware  corporation  with an  address  at c/o NTS  Data  Services,  LLC,  1342
Military Road, Niagara Falls, New York 14304; NTS Data Services, Inc. ("NTS-Inc."), a New York corporation with an address at 1342 Military Road, Niagara Falls, New York 14304; Matthew M. Biondi ("Biondi"), an individual with an address at 115 Tuscarora Rd., Buffalo, New York 14220; John F. Jennings ("Jennings"), an individual with an address at 22 W. Bryan St. #107, Savannah, Georgia 31401 (NTS-Inc., Biondi and Jennings are each a "Shareholder" and collectively, the "Shareholders"); AccuPoll Holding Corp. ("Buyer"), a Nevada corporation having its principal executive office at 15101 Red Hill Avenue, Suite 220, Tustin, California 92780; and NTSD Acquisition, Inc. ("Merger Sub"), a Delaware corporation and a direct wholly-owned subsidiary of the Buyer having its offices at c/o AccuPoll Holding Corp., 15101 Red Hill Avenue, Suite 220, Tustin, California 92780.

                                 R E C I T A L S

                  WHEREAS, the parties hereto desire that the Seller shall be acquired by the Buyer through the merger ("Merger") of the Seller with and into Merger Sub, with Merger Sub as the surviving corporation pursuant to an Agreement and Plan of Merger substantially in the form attached hereto as EXHIBIT A ("Plan of Merger") and the Delaware General Corporation Law ("DGCL"); and

                  WHEREAS, it is intended for federal income tax purposes that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

                  WHEREAS, the Seller owns all of the membership interests (the "Membership Interests") of NTS Data Services, LLC (the "Company"), a New York limited liability company; and

                  WHEREAS, the Boards of Directors of the Buyer, the Merger Sub and the Seller have approved the transactions contemplated by this Agreement (the "Transactions") upon the terms and subject to the conditions set forth herein; and

                  WHEREAS,  the  parties  hereto  desire to provide  for certain
undertakings,   conditions,   representations,   warranties   and  covenants  in
connection with the Transactions;

                  NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         (a) "Affiliate" means with respect to any Person, a Person directly or indirectly controlling or controlled by or under common control with such Person.

         (b)      "Closing" means the consummation of the Transactions.

         (c)      "Closing Date" means the date of the Closing.

         (d)      "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "GAAP" means generally accepted accounting principles of the United States as set forth by the Financial Accounting Standards Board.

         (g)      "Governmental     Authorizations"     means    the    permits,
authorizations, consents or approvals of any Governmental Entity, which are a condition to the lawful consummation of the Transactions.

         (h) "Governmental Entity" means any court, or any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality (domestic or foreign).

         (i)      "Intellectual Property" means and shall include the following:

                  (1)  all of the Company's rights,  title and interest in
         and to the copyrights, copyright registrations, proprietary processes, trade secrets, license rights, specifications, technical manuals and data, drawings, inventions, designs, patents, patent applications, trade names, trademarks, service marks, domain names, URL's, product information and data, know-how and development work-in-progress, customer lists, software, business and marketing plans and other intellectual or intangible property embodied in or pertaining to the Company's business, whether pending, applied for or issued, whether filed in the United States or in other countries listed on SCHEDULE 1.1(I);

                  (2) all things authored, discovered, developed, made, perfected, improved, designed, engineered, acquired, produced, conceived or first reduced to practice by the Company or any of its employees or agents that are exclusively used by the Company in the conduct of its business or developed by the Company exclusively for use in its business, in any stage of development, including, without limitation, modifications, enhancements, designs, concepts, techniques, methods, ideas, flow charts, coding sheets, notes and all other information relating to the Company's business; and

                  (3)  any  and  all  design  and  code   documentation,
         methodologies,    processes,   trade   secrets,   copyrights,    design
         information,  product  information,   technology,  formulae,
         routines, engineering specifications, technical manuals and data, drawings, inventions, know-how, techniques, engineering work papers, and notes, development work-in-process, and other proprietary information and materials of any kind used in or derived from the Company's assets.

         (j)      "Lien"  means any mortgage,  pledge,  lien, security interest,
option,  covenant,  condition,   restriction,   encumbrance,   charge  or  other
third-party claim of any kind.

         (k) "Material Adverse Effect" with respect to a Person means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations, or prospects of such Person and its Affiliates, taken as a whole.

         (l) "Net Cash" means, as of any date, the excess of the Company's cash on hand over the sum of its accounts payable and accrued expenses.

         (m)      "Person"  means  an  individual,   corporation,   partnership,
association,   trust,   government   or  political   subdivision   or  agent  or
instrumentality thereof, or other entity or organization.

         (n) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         (o) "Taxes" means all taxes, however denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, (i) imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, for which the Buyer could become liable as successor to or transferee of the business or which could become a charge against or lien on any of the Seller's assets or the Company's assets, which taxes shall include, without limiting the generality of the foregoing, all sales and use taxes, ad valorem taxes, excise taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, real property gains taxes, transfer taxes, payroll and employee withholding taxes, unemployment insurance contributions, social security taxes, and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which are required to be paid, withheld or collected, or (ii) any liability for amounts referred to in (i) as a result of any obligations to indemnify another Person.

                                   ARTICLE II
                           PURCHASE AND SALE BY MERGER

SECTION 2.1       MERGER.

         Subject to the terms and conditions of this Agreement and of the Plan of Merger, the Seller shall be merged with and into Merger Sub, with Merger Sub as the surviving corporation, in accordance with the provisions of the Plan of Merger and this Agreement. In connection with the Closing, Merger Sub shall execute a Certificate of Merger and shall cause to be delivered, as soon as practicable on the Closing Date, the Certificate of Merger to the Delaware Secretary of State in accordance with the DGCL. The Merger will be effective on the Closing Date. After the Merger, the Company shall continue as a wholly-owned subsidiary of Merger Sub. Buyer agrees to maintain the separate existence of Merger Sub for a period of not less than one year following the Closing Date.

SECTION 2.2       PURCHASE PRICE.

         As full and complete consideration for the Merger, the Buyer shall deliver to the Shareholders at the Closing the aggregate purchase price of $6,651,234, adjusted as provided in Section 2.3 below, (the "Purchase Price") in the following manner: (a) cash, by wire transfer of immediately available funds or by certified or cashier's check, in the amount of Three Million Dollars ($3,000,000) (the "Cash Payment"), and (b) stock certificates in the names of the Shareholders for an aggregate number of shares equal to $3,651,234 divided by the Per Share Price (as defined below), and (c) the adjustments specified pursuant to Section 2.3. All payments hereunder shall be distributed pro rata among the Shareholders and shall be allocated as set forth on SCHEDULE 2.2. The "Per Share Price" will be equal to eighty-five percent (85%) of the average closing or last trade price of the Buyer's common stock for the twenty (20) trading days immediately preceding the Closing Date.

SECTION 2.3       PURCHASE PRICE ADJUSTMENTS.

         (a)      RESERVED.

         (b) The Company agrees that it shall have Net Cash as of the Closing Date of at least Two Hundred Thousand Dollars ($200,000). To the extent that, as of the Closing Date, the Company's Net Cash exceeds Two Hundred Thousand Dollars ($200,000), the Purchase Price shall be increased by such excess over Two Hundred Thousand Dollars, and the Buyer shall pay such excess to the Shareholders in cash as additional Purchase Price within three (3) business days following Closing. In addition, Buyer agrees (i) to use commercially reasonable efforts to cause the Company to collect the accounts receivable of the Company existing on the closing date as expeditiously as practicable thereafter, (ii) that for this purpose all amounts collected from customers of the Company on or after the Closing Date shall be applied to the oldest receivables of such customers, and (iii) to pay to the Shareholders in cash each week following Closing, as increased Purchase Price, the amount of such existing accounts receivable collected during the previous week.

         (c) Except as set forth in subsection 2.3(b), under no circumstances shall the Cash Payment component of the Purchase Price be reduced below the sum of Three Million Dollars ($3,000,000.00). Except as set forth in subsection 2.3(b), any adjustment made to the Purchase Price pursuant to this Agreement shall be made to the Payment Shares component of the Purchase Price.

SECTION 2.4       REGISTRATION OF PAYMENT SHARES.

         The Buyer agrees to register the Shareholders' resale of one-third of the Payment Shares (the "Registered Shares"). If practicable (based on the time of completion of the "Company Financial Statements", as defined in Section 3.5 below), and subject to the approval of any placement agent (the "Placement Agent") leading the Equity Financing (as defined in Section 7.3(h)), the Buyer shall include the Registered Shares in the registration statement on Form S-1 (the "S-1") to be filed by the Buyer with the Securities and Exchange Commission (the "Commission") in connection with the Equity Financing. If the Placement Agent advises the Buyer that the Registered Shares may not be included in such registration statement, then, as soon as reasonably practicable following the date that the Commission declares effective the registration statement filed on S-1, but in no event greater than sixty (60) days thereafter, the Buyer shall file with the Commission a second registration statement on Form S-1 (the "Second S-1") covering the resale of the Registered Shares on a delayed basis pursuant to Rule 415 under the Securities Act, and shall use its best efforts to have the Second S-1 declared effective by the Commission as soon as practical (each of the S-1 and the Second S-1 is sometimes referred to hereafter as a "Registration Statement"). The Buyer agrees to maintain the effectiveness of the Registration Statement which registers the resale of the Registered Shares pursuant to Rule 415 at all times until the later of (i) the date that is six months from the effective date of such Registration Statement and (ii) the date that the Shareholder can dispose of all of the Registered Shares pursuant to Rule 144 in a 90 day period (the "Registration Period"). The Buyer agrees to furnish to each of the Shareholders, promptly after the same is filed with the Commission, such number of copies of the Registration Statement and any amendment thereto, each preliminary prospectus and each prospectus and any amendment thereto, as such Shareholder shall reasonably request. The Shareholders agree that remaining two-thirds of the Payment Shares shall be legended as provided in Section 4.4.

SECTION 2.5       CLOSING.

         The Closing shall take place within ten (10) days following the closing of the Equity Financing at such time and place as the Buyer, the Shareholders and the Seller shall agree, but in no event later than August 30, 2004, unless the parties otherwise agree in writing.

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                         THE SELLER AND THE SHAREHOLDERS

         Each representation and warranty set forth below is qualified by any exception or disclosures set forth in the Seller's Disclosure Schedule attached hereto, which exceptions specifically reference the Section(s) to be qualified. In all other respects, each representation and warranty set out in this Article 3 is not qualified in any way whatsoever, will not merge on

Closing or by reason of the execution and delivery of any agreement, document or instrument at the Closing, will remain in force on and after the Closing Date (although not deemed to be given as of any date after the Closing Date), is given with the intention that liability is not confined to breaches discovered before Closing, is separate and independent and is not limited by reference to any other representation or warranty or any other provision of this Agreement, and is made and given as of the date hereof with the intention of inducing the Buyer to enter into this Agreement. The Seller and the Shareholders hereby jointly and severally represent and warrant to the Buyer as of the Closing Date as follows:

SECTION 3.1       ORGANIZATION AND QUALIFICATION.

         (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of the Company's Articles of Organization and Operating Agreement, including all amendments thereto, have heretofore been delivered to the Buyer.

         (b) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Seller is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of the Seller's Certificate of Incorporation and By-Laws, including all amendments thereto, have heretofore been delivered to the Buyer.

SECTION 3.2       CAPITALIZATION.

         (a) As of the date hereof, there are 100,000 units of Membership Interests of the Company issued and outstanding, all of which are owned by the Seller. All of the issued and outstanding units of Membership Interests of the Company are duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and were issued in compliance with federal and applicable state securities laws. The authorized capital stock of the Seller consists of 3,000 shares of common stock, par value $1.00 per share. As of the date hereof, there are 100 shares of common stock of the Seller issued and outstanding, all of which are owned by the Shareholders as set forth on SCHEDULE 3.2(A). All of the issued and outstanding shares of common stock of the Seller are duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and were issued in compliance with federal and applicable state securities laws.

         (b) As of the date hereof, there are no outstanding subscriptions, options, calls, contracts, agreements, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, units of membership interest of the Company or obligating the Company to grant, extend or enter into any such agreement or commitment, except for this Agreement. There are no outstanding or authorized membership interest appreciation, phantom, participation, or other similar rights with respect to the Company. There are no voting trusts, proxies, other agreements or understandings to which the Company is a party or is bound with respect to the voting of any units of membership interests of the Company. Notwithstanding the foregoing, Biondi and Jennings have been granted options to purchase membership interests of the Company, which options are contained in their respective Employment Agreements and which options shall be surrendered and terminated effective upon the Closing.

         (c) As of the date hereof, there are no outstanding subscriptions, options, calls, contracts, agreements, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating the Seller to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, shares of capital stock of the Seller or obligating the Seller to grant, extend or enter into any such agreement or commitment, except for this Agreement. There are no outstanding or authorized capital stock appreciation, phantom, participation, or other similar rights with respect to the Seller. There are no voting trusts, proxies, other agreements or understandings to which the Seller is a party or is bound with respect to the voting of any shares of capital stock of the Company.

SECTION 3.3       SUBSIDIARIES; OTHER INVESTMENTS.

         Except as set forth on SCHEDULE 3.3, the Company does not own, directly or indirectly, any capital stock of any corporation and has no subsidiaries. Except as set forth on SCHEDULE 3.3, the Company does not own any securities issued by any other business organization or governmental authority. The Company is not a partner or participant in any joint venture or partnership of any kind.

SECTION 3.4       AUTHORITY; NON-CONTRAVENTION; APPROVALS.

         (a)      Each  of the  Shareholders  and  the  Seller  has  the  power, corporate or otherwise, and authority to execute, deliver and perform this Agreement and the Plan of Merger and to consummate the Transactions. The execution and delivery of this Agreement and the Plan of Merger, and the consummation by each of the Shareholders and the Seller of the Transactions, have been duly authorized and approved by the Shareholders and, as to NTS-Inc. and the Seller, by their respective Boards of Directors, and no other corporate proceedings are necessary to authorize the execution and delivery of this Agreement and the consummation by each Shareholder or the Seller of the Transactions. Each of this Agreement and the Plan of Merger has been duly and validly executed and delivered by each Shareholder and the Seller and, assuming the due authorization, execution and delivery hereof and thereof by the Buyer, Merger Sub and each other party hereto, constitutes a valid and binding agreement of such Shareholder and the Seller, enforceable against such Shareholder and the Seller, in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

         (b) The execution and delivery of this Agreement by each Shareholder and the Seller do not, and the consummation by each Shareholder and the Seller of the Transactions will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any of the terms, conditions or provisions of (i) as to NTS-Inc. and the Seller, the respective charters, operating agreement or by-laws of the Company, NTS-Inc. and the Seller, and as to all Shareholders and the Seller, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Company or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company is now a party or by which the Company or any of its properties or assets may be bound or affected.

         (c) Other than the filing with the Delaware Secretary of State of the Certificate of Merger, as to each Shareholder and the Seller, no declaration, filing or registration with, or notice to, or authorization, consent, permit or approval of, any Governmental Entity is necessary for the execution, delivery or performance of this Agreement and the Plan of Merger by such Shareholder or the Seller or consummation by such Shareholder or the Seller of the Transactions. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which any Shareholder or the Seller is a party, or to which any of its or his properties or assets are subject, is required for the execution, delivery or performance of this Agreement and the Plan of Merger.

SECTION 3.5       FINANCIAL STATEMENTS.

         Prior to the Closing, the Seller will cause to be prepared by an accounting firm of the Seller's choice (the "Accountants") audited financial statements of the Company for the fiscal years ending December 31, 2002 and 2003 (collectively, the "Company Financial Statements"). The Company Financial Statements will be prepared in accordance with GAAP as applied on a consistent basis, and the Company Financial Statements will fairly and accurately present the financial position of the Company in all materials respects as of the dates thereof and the results of operations and changes in financial position for the periods then ended. The Seller has made available to the Buyer copies of the Company's compiled financial statements for the fiscal years ending December 31, 2002 and 2003.

SECTION 3.6       ABSENCE OF UNDISCLOSED LIABILITIES.

         Except as expressly disclosed and described in the Company Financial Statements, the Company did not have at December 31, 2003, any liability, indebtedness, expense, claim, deficiency, guarantee or obligation of any type (whether absolute, accrued, contingent, matured, unmatured or otherwise) or of any nature, except liabilities, obligations or contingencies which are accrued or reserved against in the Company Financial Statements or reflected in the notes thereto. Since December 31, 2003, the Company has not incurred liabilities or obligations in the ordinary course of business which, in the aggregate, exceed $10,000, except those liabilities or obligations listed on SCHEDULE 3.6.

SECTION 3.7       ABSENCE OF CERTAIN CHANGES OR EVENTS.

         From December 31, 2003 through the date hereof, there has not been any Material Adverse Effect with respect to the Company.

SECTION 3.8       ASSETS GENERALLY.

         (a) The Company owns good and marketable title to all properties and assets reflected on the Company Financial Statements or acquired since the date thereof, free and clear of all Liens, except for (i) liens for current taxes not yet due and payable, (ii) assets disposed of since December 31, 2003, in the ordinary course of business, and (iii) Liens described on SCHEDULE 3.8. The foregoing shall apply only to those properties and assets of the Company necessary for the conduct of the Company's business as it is presently being conducted.

         (b) (i) The Company does not own any real estate; (ii) the properties subject to the real property leases described in SCHEDULE 3.8 constitute all of the real estate used or occupied by the Company (the "the Company Real Estate"), and (iii) the Company Real Estate has access, sufficient for the conduct of the Company's business, to public roads and to all utilities, including electricity, sanitary and storm sewer, potable water, natural gas and other utilities, used in the operations of the Company.

         (c) The real property leases described in SCHEDULE 3.8 are in full force and effect, and the Company has a valid and existing leasehold interest under each such lease for the term set forth therein. The Seller has delivered to the Buyer complete and accurate copies of each of the leases and none of such leases has been modified in any respect, except to the extent that such modifications are disclosed by the copies delivered to the Buyer. The Company is not in default, and no circumstances exist which could result in such default, under any of such leases, nor, to the knowledge of the Shareholders or the Seller, is any other party to any of such leases in default.

         (d) All of the buildings, machinery, equipment and other tangible assets necessary for the conduct of the Company's business are in good condition and repair, ordinary wear and tear excepted, and are usable in the ordinary course of business. A complete list of all material items of machinery, equipment and other tangible assets used in the business of the Company is included in SCHEDULE 3.8. The Company owns or leases under valid leases, all buildings, machinery, equipment and other tangible assets necessary for the conduct of its business. The Seller has delivered to the Buyer complete and accurate copies of all equipment leases and such leases are listed in SCHEDULE
3.8. None of such equipment leases has been modified in any respect. The Company is not in default, and no circumstances exist which could result in such default, under any of such equipment leases, nor, to the best knowledge of each Shareholder or the Seller, is any other party to any of such equipment leases in default.

         (e) The Company is not in any material respect in violation of any applicable zoning ordinance or other law, regulation or requirement relating to the operation of any properties used in the operation of its business, and the Company has not received any notice of any such violation, or of the existence of any condemnation proceeding with respect to any properties owned or leased by the Company.

SECTION 3.9       INTELLECTUAL PROPERTY.

         (a) The execution, delivery and performance of this Agreement and the consummation of the Transactions (including without limitation the continued conduct by Buyer after the Closing Date of the Company's business and the incorporation of any Intellectual Property in any product of Buyer or an Affiliate of Buyer) will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Intellectual Property or in any material way impair the right of Buyer or any of its Affiliates to use, sell, license or dispose of, or to bring any action for the infringement of, any Intellectual Property or portion thereof

         (b) Neither the development, manufacture, marketing, license, sale or use of any product or intellectual property currently licensed, used or sold by the Company in its business or currently under development in its business violates or will violate any license or agreement to which the Company is a party or infringes or will infringe any copyright, patent, trademark, service mark, trade secret or other intellectual property or other proprietary right of any other Person. All registered Intellectual Property (including without limitation trademarks, domain names, service marks, patents and copyrights) are valid and subsisting. There is no pending or threatened claim against the Company or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the its assets (including without limitation the Intellectual Property) necessary or required for, or used in, the conduct of its business nor is there any basis for any such claim, nor has the Company, any Shareholder or the Seller received any notice asserting that any such asset (including without limitation the Intellectual Property) or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other Person, nor is there any basis for any such assertion. There is no material unauthorized use, infringement or misappropriation on the part of any third party of the Company's assets (including without limitation the Intellectual Property).

         (c) SCHEDULE 3.9(C) contains a complete and accurate list of all applications, filings and other formal actions made or taken pursuant to federal, state, local and foreign laws by the Company to perfect or protect its interest in the Intellectual Property, including, without limitation, all patents, patent applications, trademarks, trademark applications, service marks and copyright or mask work registrations.

         (d) The Company has taken reasonable steps, including, without limitation, entering into confidentiality and non-disclosure with all officers and employees of and consultants with access to or knowledge of the Company's assets (including without limitation the Intellectual Property) to maintain the secrecy and confidentiality of such assets (including without limitation the Intellectual Property).

         (e) All fees to maintain the Company's rights in the Intellectual Property, including, without limitation, patent and trademark registration and prosecution fees and all professional fees in connection therewith pertaining to the Intellectual Property due and payable on or before the Closing Date, have been paid by the Company.

SECTION 3.10      CUSTOMER AGREEMENTS.

         (a) SCHEDULE 3.10 contains a list (including names, addresses, contact names and telephone numbers), which is complete in all material respects, of all agreements or other arrangements pursuant to which the Company is obligated to supply products, perform services or otherwise engage in the conduct of its business (such agreements, as supplemented below, are referred to collectively as the "Customer Agreements"). The Shareholders have made available a true and complete copy of all Customer Agreements to Buyer. All such Customer Agreements are in full force and effect and are valid and effective in accordance with their respective terms against the Company, and against the other party thereto. The Company holds all right, title and interest to the benefits afforded it under the terms of each Customer Agreement free of all Liens. The Company is not in default under any such Customer Agreements (or has caused an event which with notice or lapse of time, or both, would constitute a default), nor, is the other party thereto in default (or has caused an event which with notice or lapse of time, or both, would constitute a default) under any such Customer Agreements.

         (b) The Company has not entered into any agreement under which it is restricted from selling, licensing or otherwise distributing any products or services of its business to any class of customers, in any geographic area, during any period of time or in any segment of the market.

         (c) After the Closing, Buyer will not be prevented by any act of the Company from changing prices charged in any future agreement to existing or future customers of any products or services.

         (d) The Company has not granted any third party the right to supply any products or services of its business to any other Person. No agreement for supply of the products or services of the Company obligates the Company, and no agreement would obligate Buyer after the Closing Date, to provide any change in specification of such products or services or to provide new products or services. No agreement pursuant to which the Company has licensed to a third party the use of any products of the Company's business obligates the Company to provide any change in specification in the performance of such products or to provide new products or services.

SECTION 3.11      WARRANTIES AND INDEMNITIES.

         SCHEDULE 3.11 sets forth a summary of all contractual warranties and indemnities, express or implied, relating to products sold or services rendered by the Company in connection with its business, and no contractual warranty or indemnity in connection with its business has been given by the Company which is not listed on the Seller's Disclosure Schedule or which differs therefrom in any respect. The Company is in compliance, in all material respects, with all warranties described in the Seller's Disclosure Schedule. The Seller's Disclosure Schedule, in all material respects, also indicates all warranty and indemnity claims currently pending, and to the best of knowledge of the Company, Seller and Shareholders, threatened, against the Company in connection with its business. The Company has expressly disclaimed in all agreements with third parties all implied warranties of merchantability and fitness for a particular purpose with respect to all products and services, except as expressly set forth in SCHEDULE 3.11.

SECTION 3.12      ACCOUNTS RECEIVABLE.

         All accounts receivable, notes receivable and other receivables included in the Company Financial Statements as of December 31, 2003, are valid, genuine and are expected to be fully collectible in the aggregate amount thereof, subject to normal and customary trade discounts less any reserves for doubtful accounts recorded therein. All accounts, notes receivable, and other receivables actually invoiced and arising out of or relating to the Company's business on December 31, 2003 have been included in the balance sheet to the Company Financial Statements. Since December 31, 2003, there have been no write offs or other adjustments to the accounts comprising the accounts receivable as of December 31, 2003, which, either individually or in the aggregate, would have a material adverse affect on the Company.

SECTION 3.13      LICENSES AND PERMITS.

         To the  best of the  Shareholders'  and  the  Seller's  knowledge,  the
Company holds all consents, approvals, registrations, certifications, authorizations, permits and licenses of, and has made all filings with, or notifications to, all Governmental Entities pursuant to applicable requirements of all federal, state, local and foreign laws, ordinances, governmental rules or regulations applicable to the Company, including, but not limited to, all such laws, ordinances, governmental rules or regulations relating to registration of the Company's products (at their current level of development and use). The Company is in material compliance with all federal, state, local and foreign laws, ordinances, governmental rules and regulations relating to the products produced by the Company or otherwise related to the Company, and the Company, the Shareholders and the Seller have no reason to believe that any consents, approvals, authorizations, registrations, certifications, permits, filings or notifications that the Company has received or made to operate its business are invalid or have been or are being suspended, canceled, revoked or questioned. There is no investigation or inquiry to which the Company is a party or, pending or threatened, relating to its business and its compliance with applicable foreign, state, local or foreign laws, ordinances, governmental rules or regulations. Each such consent, approval, registration, certification, authorization, permit or license is transferable and will not be terminated or invalidated upon the consummation of the Transactions.

SECTION 3.14      LITIGATION.

         There are no claims,  suits,  actions,  proceedings  or  investigations pending or, to the knowledge of the Shareholders or the Seller, threatened against, relating to or affecting the Company, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, except as disclosed on SCHEDULE 3.14. The Company is not subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the Transactions or would have any Material Adverse Effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of the Company. For the purposes of this Agreement, "knowledge" shall be based upon a reasonable level of inquiry by the party making the representation.

SECTION 3.15      AGREEMENTS, CONTRACTS AND COMMITMENTS.

         (a) Except for the Customer Agreements set forth on SCHEDULE 3.10 and other agreements set forth on SCHEDULE 3.15 (true and correct copies of which have been made available to the Buyer), the Company is not a party to and it is not bound by:

                  (i) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization;

                  (ii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Transactions;

                  (iii) any fidelity or surety bond or completion bond;

                  (iv) any lease of personal property with fixed annual rental payments in excess of $10,000;

                  (v) any agreement, contract, commitment or grant containing any covenant limiting the freedom of the Company or any of its subsidiaries to engage in any line of business or to compete with any person;

                  (vi) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $10,000 either individually or in the aggregate;

                  (vii) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's business;

                  (viii) any mortgage, indenture, loan or credit agreement, security agreement or other agreement or instrument relating to the borrowing of money, the extension of credit or placing of Liens on any assets of the Company;

                  (ix) any guaranty of any obligation for borrowed money or otherwise;

                  (x) any purchase order or contract for the purchase of materials involving in excess of $10,000 either individually or in the aggregate;

                  (xi) any dealer, distribution, joint marketing or development agreement;

                  (xii)   any   sales    representative,    original   equipment
         manufacturer,   value  added,   remarketing  or  other   agreement  for
         distribution of the Company's products or services;

                  (xiii) any collective bargaining agreement or contract with any labor union;

                  (xiv)    any medical insurance or similar plan; or

                  (xv) any other agreement, contract, commitment or grant pursuant to which the obligations of any party thereto is in excess of $10,000.

         (b) To the best knowledge of each Shareholder and the Seller, the Company is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any existing agreement (including Customer Agreements), contract, grant, covenant, instrument, lease, license or commitment to which the Company is a party or by which it is bound (collectively, a "Contract"), nor is any Shareholder or the Seller aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. To the best knowledge of each Shareholder and the Seller, each Contract is in full force and effect and is not subject to any default thereunder by any party obligated to the Company pursuant thereto. The Company has obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals of parties to any Contract as are required thereunder for such Contracts to remain in effect without modification or termination after the Closing. Following the Closing Date, the Company will be permitted to exercise all of its rights under the Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay had the Transactions not occurred.

SECTION 3.16      TAX MATTERS.

         (a)      TAX RETURNS AND AUDITS.

                  (i) The Seller and the Company each has prepared and timely filed (or has properly filed the extensions for) all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to it, its subsidiaries or operations thereof, and such Returns are true and correct and have been completed in accordance with applicable law.

                  (ii) The Company (A) has paid all Taxes it is required to pay as shown on the filed returns and has withheld with respect to its employees all federal and state income taxes, Federal Insurance Contribution Act ("FICA"), Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld, and (B) has accrued on the Company Financial Statements all Taxes attributable to the periods covered by the Company Financial Statements and has not incurred any liability for Taxes for the period prior to the Closing Date other than in the ordinary course of business. The Seller has paid all Taxes it is required to pay as shown on the filed returns and has withheld with respect to its employees all federal and state income taxes, FICA, FUTA and other Taxes required to be withheld.

                  (iii) Neither the Seller nor the Company has been delinquent in the payment of any Tax and there is no Tax deficiency outstanding, assessed or proposed against it by the Internal Revenue Service (the "IRS") or any other governmental taxing authority, and it has not executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                  (iv) No audit or other examination of any Return of the Seller or the Company is presently in progress, and neither the Seller nor the Company has been notified of any request for such an audit or other examination.

                  (v) No adjustment relating to any Returns filed by the Seller or the Company has been proposed formally or informally by any Tax authority to the Seller, the Company or any of their respective representatives.

                  (vi) The Seller and the Company each has made available to the Buyer or its legal counsel, copies of all federal and state income and all state sales and use Returns for it filed for the past three (3) years.

                  (vii) There are (and immediately following the Closing Date there will be) no Liens on the assets of the Seller or the Company relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

                  (viii) No Shareholder has any knowledge of any basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the assets of the Seller or the Company.

                  (ix) None of the Seller's nor the Company's assets are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                  (x) There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Seller or the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible by the Seller or the Company, as applicable, as an expense under applicable law.

                  (xi) Neither the Seller nor the Company has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by it.

                  (xii) Neither the Seller nor the Company is a party to any tax sharing, indemnification or allocation agreement and neither the Seller nor the Company owes any amount under any such agreement.

SECTION 3.17      EMPLOYMENT.

         (a) Except as set forth in SCHEDULE 3.17(A), at the date hereof, the Company does not maintain, contribute to or have any liability under any employee benefit plans, programs, arrangements or practices, including employee benefit plans within the meaning set forth in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any deferred compensation or retirement plans or arrangements, or other similar material arrangements for the provision of benefits (excluding any "Multiemployer Plan" within the meaning of Section 3(37) of ERISA or a "Multiple Employer Plan" within the meaning of Section 413(c) of the Code). The Company does not have any obligation to create any such plan.

         (b) With respect to each plan listed in SCHEDULE 3.17(A): (i) the Company has performed in all material respects all obligations required to be performed by it under each such plan and each such plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, rules and regulations, including but not limited to the Code and ERISA; (ii) there are no actions, suits or claims pending or, to the best knowledge of each Shareholder and the Seller, threatened (other than routine claims for benefits) against any such plan; (iii) each such plan can be amended or terminated after the Closing Date in accordance with its terms, without liability to the Company; and (iv) there are no inquiries or proceedings pending or, to the best knowledge of each Shareholder and the Seller, threatened by the IRS or the Department of Labor with respect to any such plan.

         (c) SCHEDULE 3.17 (C) contains a complete and accurate list of the employees for the Company, including job title, current compensation, vacation accrued and service credited for purposes of vesting and eligibility to participate under any pension, retirement, profit-sharing, thrift-savings, deferred compensation, equity bonus, equity option, cash bonus, employee membership interest ownership, severance pay, insurance, medical, welfare or vacation plan. No employee of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee and any other person or entity that in any way adversely affects or will affect (i) the performance of his or her duties as an employee of the Company, or (ii) the ability of the Company to conduct its business. Neither the Company, any Shareholder nor the Seller has received verbal or written notice that any of the employees listed in
SCHEDULE 3.17(C) will not continue their employment relationship with the Company after the Closing Date. Except as noted on SCHEDULE 3.17(C), all employees of the Company are terminable at will by the Company.

SECTION 3.18      LABOR CONTROVERSIES.

         There are no significant controversies pending or, to the best knowledge of any Shareholder or the Seller, threatened between the Company and its employees. There are no material organizational efforts presently being made involving any of the presently unorganized employees of the Company. The Company has complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, and the payment of social security and similar taxes, and no person has asserted that the Company is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

SECTION 3.19      ENVIRONMENTAL MATTERS.

         Except as set forth in SCHEDULE 3.19, to the best of the Shareholders' and the Seller's knowledge, the Company (i) has obtained all applicable permits, licenses and other authorizations which are required under federal, state or local laws relating to pollution or protection of the environment ("Environmental Laws"), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes by the Company (or its agents); (ii) is in compliance in all material respects with all terms and conditions of any required permits, licenses and authorizations, and any other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) is not aware of nor has it received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any Environmental Law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from the Company's (or any agent's) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; (iv) has taken all actions necessary under applicable requirements of Environmental Laws, rules or regulations to register any products or materials required to be registered by the Company (or its agents) thereunder; and (v) has not transported, stored, used, manufactured, released, disposed of or handled any hazardous substance or any product containing a hazardous substance in violation of any Environmental Law.

SECTION 3.20      INTERESTED PARTY TRANSACTIONS.

         Except as set forth on SCHEDULE 3.20, the Company is not a party to any oral or written (a) consulting or similar agreement with any present or former director, officer or employee or any entity controlled by any such person, (b) agreement with any executive officer or other key employee of the Company the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement or (c) agreement with respect to any executive officer or other key employee of the Company providing any term of employment or compensation guarantee. The Company is not a party to any agreement, contract, lease, license, arrangement, or other understanding with any Shareholder or any employee of the Company (except employment agreements disclosed on SCHEDULE 3.17(C)), any relative or Affiliate of any Shareholder or any employee of the Company, or any other partnership or enterprise in which any Shareholder or any employee of the Company, or any such relative or Affiliate thereof, had or now has a 5% or greater ownership interest, or other substantial interest, other than contracts or agreements listed and so specified in SCHEDULE 3.20.

SECTION 3.21      INSURANCE.

         SCHEDULE 3.21 lists all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company. All insurance policies listed are in full force and effect. There is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and there is no retroactive premium adjustment obligation of any kind, and the Company is otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Neither the Company, any Shareholder nor the Seller has any knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

SECTION 3.22      BOOKS AND RECORDS.

         (a) The books of account, minute books, membership interest record ledgers and other records of the Company, all of which have been made available to the Buyer, are complete and correct. The minute books of the Company contain accurate and complete records of all meetings held of, and limited liability company action taken by, the members of the Company and no meeting of the members of the Company has been held for which minutes have not been prepared and are not contained in such minute books.

         (b) The books of account, minute books, stock record ledgers and other records of the Seller, all of which have been made available to the Buyer, are complete and correct. The minute books of the Seller contain accurate and complete records of all meetings held of, and corporate action taken by, the Shareholders, the Board of Directors and committees thereof of the Seller, and no meeting of the Shareholders, Board of Directors or committee of the Seller has been held for which minutes have not been prepared and are not contained in such minute books.

SECTION 3.23      PRODUCTS.

         To the best of the Shareholders' and the Seller's knowledge, each of the products and services produced, sold or provided by the Company in connection with its business is, and at all times has been, in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and is, and at all relevant times has been, fit for the ordinary purposes for which it is intended to be used and conforms in all material respects to any promises or affirmations of fact made in connection with the sale of such product or service. There are no known material design defects with respect to any of such products, and each of such products contains adequate warnings, presented in a reasonably prominent manner, in accordance with applicable laws and current industry practice with respect to its contents and use. Notwithstanding the foregoing, however, this representation does not constitute a guarantee, indemnity or warranty to the Buyer that no defects will be found or claims made after the Closing.

SECTION 3.24      PRODUCT LIABILITY.

         There are no claims, actions, suits, inquiries, proceedings or investigations pending by or against the Company, relating to any products of the Company and containing allegations that such products are defective or were improperly designed or manufactured or improperly labeled or otherwise improperly described for use.

SECTION 3.25      REPRESENTATIONS COMPLETE.

         None of the representations or warranties nor any statement made by the Shareholders or the Seller in this Agreement, the Plan of Merger or any Schedule or certificate furnished by the Shareholders or the Seller pursuant to this Agreement or the Plan of Merger, contains any knowingly untrue statement of a material fact, or knowingly omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

SECTION 3.26      BROKERS AND FINDERS.

         Except as set forth on SCHEDULE 3.26, neither any Shareholder, the Seller nor the Company or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fee, commission or finder's fee in connection with the Transactions.

                                   ARTICLE IV
          ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
                         CONCERNING THE PAYMENT SHARES.

         Each Shareholder hereby represents and warrants to the Buyer as of the Closing Date as follows

SECTION 4.1       PURCHASE ENTIRELY FOR OWN ACCOUNT.

         This Agreement is made with each Shareholder in reliance upon such Shareholder's representation to Buyer, which by such Shareholder's execution of this Agreement such Shareholder hereby confirms, that the Payment Shares to be acquired by such Shareholder will be acquired for investment for such Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, other than as a required part of the fee arrangement with Paramax Corporation, broker for the Shareholders, and that otherwise such Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Shareholder further represents that such Shareholder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any Person, with respect to any of the Payment Shares.

SECTION 4.2       DISCLOSURE OF INFORMATION.

         Each Shareholder believes it or he has received all of the information it or he considers necessary or appropriate for deciding whether to acquire the Payment Shares. Each Shareholder further represents that it or he has had an opportunity to ask questions and receive answers from the Buyer regarding the Payment Shares. The foregoing, however, does not limit or modify the representations and warranties of the Buyer contained in Article 5 or the right of each Shareholder to rely thereon.

SECTION 4.3       RESTRICTED SECURITIES.

         Each Shareholder understands that the Payment Shares have not been, and as provided in Section 2.4 may not be as of the Closing Date, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Shareholder's representations as expressed herein. Each Shareholder understands that such unregistered the Payment Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Shareholder must hold the Payment Shares unless and until they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

Each Shareholder acknowledges that, except as provided under Section 2.4 hereof, Buyer has no obligation to register or qualify any of the Payment Shares for resale. Each Shareholder further acknowledges that if an exemption from registration or qualification is available, such as that under Rule 144 under the Securities Act, it may be conditioned on various requirements including , but not limited to, the time and manner of sale, the one (1) year holding period for the Payment Shares, and on requirements relating to Buyer which are outside of such Shareholder's control (such as the Buyer remaining current in its filings with the Commission).

SECTION 4.4       LEGENDS.

         (a) Prior to the effectiveness of the Registration Statement, each Shareholder understands that the certificates representing the Payment Shares, and any securities issued in respect of or exchange for the Payment Shares, may bear one or all of the following legends:

            (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE PURCHASER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933";

            (ii) Any legends required by the laws of the State of California, including any legend required by the California Department of Corporations; and/or

            (iii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended, including New Jersey.

         Upon the Registration Statement being declared effective by the Commission, Buyer shall use its best efforts to have any and all of the above legends removed from the Registered Shares, except that certificates representing two-thirds of the Payment Shares may bear a legend restricting transfer of such shares until the first anniversary of the Closing Date. On the first anniversary of the Closing Date, Buyer shall use its best efforts to have this legend removed from the Payment Shares.

         SECTION 4.5       CORPORATE SECURITIES LAW.

         THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA. THE ISSUANCE OF SUCH SECURITIES OR THE RECEIPT OF ANY PART OF THE ASSETS FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS

AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                                    ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF THE BUYER AND MERGER SUB

         Each representation and warranty set forth below is qualified by any exception or disclosures set forth in the Buyer's Disclosure Schedule attached hereto, which exceptions specifically reference the Section(s) to be qualified. In all other respects, each representation and warranty set out in this Article 5 is not qualified in any way whatsoever, will not merge on Closing or by reason of the execution and delivery of any agreement, document or instrument at the Closing, will remain in force on and after the Closing Date (although not deemed to be given as of any date after the Closing Date), is given with the intention that liability is not confined to breaches discovered before Closing, is separate and independent and is not limited by reference to any other representation or warranty or any other provision of this Agreement, and is made and given as of the date hereof with the intention of inducing the Shareholders and the Seller to enter into this Agreement. The Buyer and Merger Sub hereby jointly and severally represent and warrant to the Shareholders and the Seller as of the Closing Date as follows:

SECTION 5.1       ORGANIZATION AND QUALIFICATION.

         (a) The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Buyer is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of the Buyer's Articles of Incorporation and By-laws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to the Shareholders and the Seller.

         (b) Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Merger Sub is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of Merger Sub's Articles of Incorporation and By-laws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to the Shareholders and the Seller.

SECTION 5.2       CAPITALIZATION.

         (a) The authorized capital stock of the Buyer consists of 600,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock") and 80,000 shares of convertible series A preferred stock, $0.01 par value per share ("Preferred Stock"). As of the date hereof, there are [148,449,049] shares of Common Stock issued and outstanding and 71,529 shares of Preferred Stock outstanding. All of the issued and outstanding shares of the Common Stock and Preferred Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and were issued in compliance with federal and applicable state securities laws. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, $0.0001 par value per share. As of the date hereof, there are 1,000 shares of common stock of Merger Sub issued and outstanding, all of which are owned by the Buyer. All of the issued and outstanding shares of the common stock of Merger Sub are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and were issued in compliance with federal and applicable state securities laws.

         (b) The Payment Shares issued to the Shareholders will be at the Closing Date duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and issued in compliance with federal and applicable state securities laws.

SECTION 5.3       AUTHORITY; NON-CONTRAVENTION; APPROVALS.

         (a) Each of the Buyer and Merger Sub has full corporate power and authority to enter into this Agreement and the Plan of Merger and to consummate the Transactions. The execution and delivery of this Agreement and the Plan of Merger, and the consummation by each of the Buyer and Merger Sub of the Transactions, have been duly authorized by the Buyer's Board of Directors and by Merger Sub's Board of Directors and sole shareholder, and no other corporate proceedings on the part of the Buyer or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the Plan of Merger and the consummation by the Buyer and Merger Sub of the Transactions. Each of this Agreement and the Plan of Merger has been duly and validly executed and delivered by the Buyer and Merger Sub and, assuming the due authorization, execution and delivery hereof by the Shareholders and the Seller, constitutes a valid and binding agreement of the Buyer and Merger Sub, enforceable against the Buyer and Merger Sub in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

         (b) The execution and delivery of this Agreement and the Plan of Merger by the Buyer and Merger Sub do not, and the consummation by the Buyer and Merger Sub of the Transactions will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Buyer or Merger Sub under any of the terms, conditions or provisions of (i) the charter or by-laws of the Buyer or Merger Sub, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Buyer or Merger Sub or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Buyer or Merger Sub is now a party or by which the Buyer or Merger Sub or any of their respective properties or assets may be bound or affected.

         (c) Other than the appropriate filing under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and the filing with the Delaware Secretary of State of the Certificate of Merger, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Entity is necessary for the execution, delivery and performance of this Agreement and the Plan of Merger by the Buyer or Merger Sub or the consummation by the Buyer or Merger Sub of the Transactions. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Buyer, Merger Sub or any of their respective subsidiaries is a party, or to which any of them or any of their properties or assets are subject, is required for the execution, delivery or performance of this Agreement and the Plan of Merger.

SECTION 5.4       REPORTS AND FINANCIAL STATEMENTS.

         The Buyer has previously  delivered to the  Shareholders  copies of its
(a) Form 10-KSB for the fiscal year ending June 30, 2003, as amended, (b) Form 10-Q for the quarter ended December 31, 2003 and (c) all other reports or registration statements filed by the Buyer with the Securities and Exchange Commission (the "Commission") since December 31, 2003, including all such amendments thereto (such reports and other filings, together with any amendments or supplements thereto, are collectively referred to herein as the "Buyer Reports"). Since March 31, 2003, and with the exception of its Form 10-Q for the quarter ended March 31, 2004 (which was filed on June 8, 2004), the Buyer has timely filed all forms, reports, schedules, statements and documents with the Commission required to be filed by it pursuant to the federal securities laws and Commission rules and regulations promulgated thereunder, and all such forms, reports, schedules, statements and documents, as amended, filed with the Commission have complied in all material respects with all applicable provisions of the federal securities laws and the Commission rules and regulations promulgated thereunder. As of their respective dates, the Buyer Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Buyer included in the Buyer Reports (together, the "Buyer Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly and accurately present the consolidated financial position of the Buyer and its subsidiaries as of the dates thereof and the consolidated results of operations and changes in financial position for the periods then ended.

SECTION 5.5       ABSENCE OF CERTAIN CHANGES OR EVENTS.

         From December 31, 2003 through the date hereof, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of the Buyer, Merger Sub and each of their subsidiaries, taken as a whole.

SECTION 5.7       LITIGATION.

         There are no claims, suits, actions, proceedings or investigations pending or, to the knowledge of the Buyer or Merger Sub, threatened against, relating to or affecting the Buyer or Merger Sub or any of their respective subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, except as disclosed on SCHEDULE
5.7. Neither the Buyer, Merger Sub nor any of their respective subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the Transactions or would have any Material Adverse Effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of the Buyer, Merger Sub and their respective subsidiaries.

SECTION 5.8       COMPLIANCE WITH LAWS.

         Neither the Buyer, Merger Sub nor any of their respective subsidiaries is in violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment (including, without limitation, any applicable Environmental Law, ordinance or regulation) of any governmental or regulatory body or authority, except for violations which, in the aggregate, do not have a Material Adverse Effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of the Buyer, Merger Sub and their respective subsidiaries, taken as a whole. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of the Buyer or Merger Sub, threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. Subject to the truth and accuracy of the shareholders' representations contained in this Agreement, the issuance of the Payment Shares to the Shareholders will comply with all applicable federal and state securities laws and with the rules and regulations promulgated thereunder, as well as with the rules and regulations promulgated by NASD.

SECTION 5.9       REPRESENTATIONS COMPLETE.

         None of the representations or warranties nor any statement made by the Buyer or Merger Sub in this Agreement, the Plan of Merger or any Schedule or certificate furnished by the Buyer or Merger Sub pursuant to this Agreement or the Plan of Merger, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. None of the information to be supplied by the Buyer for inclusion or incorporation by reference in the Registration Statement will, at the time it becomes effective , contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Buyer with respect to statements made or incorporated by reference therein based on written information supplied by any Shareholder specifically for inclusion or incorporation by reference in the Registration Statement. The Registration Statement will comply as to form in all material respects with all applicable provisions of the Securities Act and the Exchange Act.

SECTION 5.10      BROKERS AND FINDERS.

         Except as set forth on SCHEDULE 5.10, neither the Buyer, Merger Sub nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fee, commission or finder's fee in connection with the Transactions.

                                   ARTICLE VI
                       ADDITIONAL AGREEMENTS AND COVENANTS

SECTION 6.1       ACCESS TO INFORMATION.

         Prior to the Closing, the Shareholders and the Seller will permit Buyer to make a full and complete investigation of the Company and to receive from the Company all information related to the conduct of its business. Without limiting this right, the Shareholders and the Seller will cause the Company to make available to Buyer and its accountants, legal counsel, and other representatives full access, during normal business hours, at a mutually agreeable location arranged in advance, to all of the books, records, files, documents, properties, and contracts of the Company relating to related to the conduct of its business and allow Buyer and any such representatives to make copies thereof, all of which shall be made available in an organized fashion and so as to facilitate an orderly review. This Section 6.1 shall not affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transactions. The Shareholders and the Seller shall maintain and make available the information and records specified in this
Section 6.1 in the ordinary course of the Company's business and document retention policies, as if the Transactions had not occurred.

SECTION 6.2       THIRD PARTY CONSENTS.

         Each party hereto shall use commercially reasonable efforts to obtain, within the applicable time periods required, all required consents, waivers, permits, consents and approvals and to effect all registrations, filings and notices with or to third parties or Governmental Entities which are necessary to consummate the Transactions so as to preserve all rights of, and benefits to, the Buyer in the Company.

SECTION 6.3       CERTAIN NOTIFICATIONS.

         At all times prior to the Closing, each party hereto shall promptly notify the other party(ies) in writing of the occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure to satisfy any of the conditions specified in this Agreement.

SECTION 6.4       BEST EFFORTS.

         (a)      The  Shareholders  and the Seller shall use their best efforts
(i) to cause to be fulfilled and satisfied all of the conditions to the Closing set forth in Sections 7.1 and 7.3, and (ii) to cause to be performed all of the matters required of them at the Closing.

         (b) The Buyer and Merger Sub shall use their best efforts (i) to cause to be fulfilled and satisfied all of the conditions to the Closing set forth in Sections 7.1 and 7.2, and (ii) to cause to be performed all of the matters required of them at the Closing.

SECTION 6.5       COMPANY'S CONDUCT OF THE BUSINESS PRIOR TO CLOSING.

         During the period from the date of this Agreement to the Closing Date, the Shareholders and the Seller shall cause the Company to conduct its business in the ordinary and usual course, consistent with past practice, and will use all reasonable efforts to preserve intact all rights, privileges, franchises and other authority of the Company, to retain its employees, and to maintain favorable relationships with licensors, licensees, suppliers, contractors, distributors, customers, and others having relationships with the Company. The Shareholders and the Seller shall promptly notify the Buyer of any event or occurrence or emergency not in the ordinary course of business, and any material event involving the Company. Without limiting the generality of the foregoing, and except as approved in writing by Buyer in advance, prior to the Closing, the Shareholders and the Seller agree to ensure that the Company:

         (a) will not create, incur or assume any obligation which would in any material way affect the its business, operations, or the Buyer's ability to conduct the business in substantially the same manner and condition as conducted on the date of this Agreement;

         (b) will not change in any manner the compensation of, or agree to provide additional benefits to, or enter into any employment agreement with, any employee;

         (c) will maintain insurance coverage in amounts adequate to cover the reasonably anticipated risks of the business;

         (d) will not sell, dispose of or encumber any of the assets or license any assets to any Person except in the normal course of business consistent with past practice;

         (e) will not enter into any agreements or commitments relating to its business, except on commercially reasonable terms in the ordinary course of business consistent with past practices;

         (f) will comply in all material respects with all laws and regulations applicable to the Company;

         (g) will not enter into any agreement with any third party for the distribution of any of the Company's products or assets, except on commercially reasonable terms in the ordinary course of business consistent with past practices;

         (h) will not violate, amend or otherwise change in any way the terms of any of the Contracts, or take any other action which would allow the other party to any such Contract to terminate it;

         (i) will not commence a lawsuit other than (a) for the routine collection of bills; (b) for injunctive relief on the grounds that the Company has suffered immediate and irreparable harm not compensable in money damages, or
(c) for a breach of this Agreement;

         (j) will not assign, sell or otherwise convey to any third party, without obtaining the Buyer's prior written consent, any of its accounts receivable prior to the Closing Date;

         (k) will use their reasonable best efforts to maintain in place all Customer Agreements and revenue streams; and

         (l) will not accelerate the recognition of revenue or otherwise recognize revenue in any manner inconsistent with past practices.

SECTION 6.6       EXCLUSIVITY.

         Until the earlier to occur of (a) the Closing or (b) the termination of this Agreement pursuant to its terms, neither any Shareholder nor the Seller shall, nor shall it or he cause the Company or authorize any of its or his officers, directors, employees, agents, attorneys, accountants, advisors or other representatives to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing information regarding the Company or its business) any inquiries, or make any statements to third parties which may reasonably be expected to lead to any proposal concerning an equity or debt investment in the Company or the sale of the Company or its assets (whether by way of merger, purchase of membership interests, purchase of assets or otherwise), or (ii) negotiate, engage in any substantive discussions, or enter into any agreement, with any Person concerning an equity or debt investment in the Company or the sale of the Company or its assets (whether by way of merger, purchase membership interests, purchase of assets or otherwise). Each Shareholder will promptly notify the Buyer in writing of any material inquiry, proposal or offer relating to the foregoing that is received by such Shareholder, the Seller, the Company or any of its officers or directors, including the identity and terms of such inquiry, proposal or offer.

SECTION 6.7       TAX RETURNS.

         The following provisions will govern the allocation of responsibility and certain other matters as among the parties hereto with respect to certain Tax matters following the Closing Date:

         (a) SHORT FISCAL YEAR TAX PERIOD OF THE COMPANY. The Shareholders shall prepare or cause to be prepared and timely file or cause to be timely filed all Returns for the Company for the short fiscal year of the Company ending on February 12, 2004.

         (b) FINAL TAX PERIOD OF THE SELLER. The Buyer shall prepare or cause to be prepared and timely file or cause to be timely filed all final Returns of the Seller for the Tax period which ends upon the Closing Date, subject to the Shareholders' prior review and reasonable approval of the contents of such Returns, and the Buyer shall promptly pay or cause to be paid all Taxes due in connection therewith. The Shareholders will reimburse the Buyer, by a corresponding reduction in the Payment Shares portion of the Purchase Price in the manner provided in Section 2.3, with respect to such periods within l5 days after payment by the Buyer of such Taxes.

         (c) TAX PERIODS BEGINNING ON THE CLOSING DATE. The Buyer shall prepare or cause to be prepared and timely file or cause to be timely filed all Returns of the Company for the Tax period which begins on or after the Closing Date, and the Buyer shall pay or cause to be paid all Taxes due in connection therewith. Except as otherwise required by applicable law, such Returns will be prepared in a manner not in conflict with Returns prepared and filed by the Company prior to the Closing Date.

         (d) COOPERATION ON TAX MATTERS. The parties shall cooperate fully, as and to the extent reasonably requested by any other party, in connection with the filing of Returns pursuant to this Section and any proceeding with respect to Taxes. Such cooperation will include the retention and (upon another party's request) the provision of records and information which are reasonably relevant to any such proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The parties agree, upon request, to use their reasonable best efforts to obtain any certificate or other document from any Governmental Entity as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the Transactions).

         (e) REPORTING; AUDITS. The parties agree that (i) all Returns of the parties hereto shall treat the Transactions as a tax free reorganization under Sections 368(a)(1)(A) and (a)(2)(D) of the Code, and (ii) in the event of any audit or other proceeding by any Governmental Entity challenging such tax-free status, the Shareholders shall have the exclusive right, at their expense, to control the conduct and settlement of any such proceeding.

SECTION 6.8       EXPENSES.

         Except as set forth in Sections 6.10, 9.1 and 9.2, all costs and expenses incurred in connection with this Agreement, the Plan of Merger and the Transactions shall be paid by the party incurring such expenses, whether or not the Transactions are consummated. Any and all such costs and expenses incurred by the Company prior to the Closing Date shall be borne by the Seller.

SECTION 6.9       PUBLIC STATEMENTS.

         The parties shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement, the Plan of Merger or the Transactions and shall not issue any such press release or written public statement prior to such consultation; provided, however, that the foregoing shall in no way prevent the Buyer from issuing, or limit its ability to issue, a press release in order to comply with the rules and regulations of the Commission.

SECTION 6.10      COMPANY FINANCIAL STATEMENTS.

         Seller shall pay for the costs incurred in connection with the preparation of the Company Financial Statements.

SECTION 6.11      SECURITIES MATTERS.

         (a) The Buyer and the Shareholders shall cooperate in the preparation of the Registration Statement, and the Buyer shall file with the Commission the Registration Statement and cause the Registration Statement to become effective as promptly as practicable thereafter, as provided in Section
2.4. The Buyer shall advise the Shareholders, promptly after it receives notice thereof, of the time when the Registration Statement or any post-effective amendment thereto has become effective or any supplement or amendment has been filed, of the issuance of any stop order, or the suspension of qualification of the Registered Shares for offering or sale in any jurisdictions or the initiation of any threat of any proceeding for any such purpose, or of any comments or request by the Commission for the amendment or supplement of the Registration Statement or for additional information. If at any time following the Closing any event occurs that should be set forth in an amendment of or a supplement to the Registration Statement, the Buyer, Merger Sub and the Shareholders shall cooperate with each other in the preparation of any amendment or supplement thereto, and each shall notify the others of the receipt of any comments of the Commission with respect to the Registration Statement and of any requests by the Commissions for any amendment or supplement thereto or for additional information, and shall provide to the others promptly copies of all correspondence between the Buyer, Merger Sub or the Shareholders, as the case may be, or any of their respective representatives with respect to the Registration Statement. The Buyer shall give the Shareholders and their respective counsel the opportunity to review over a period of five business days the Registration Statement and all responses to requests for additional information by and replies to comments of the Commission before their being filed with, or sent to, the Commission, and the Buyer shall prepare and file with the Commission such amendment or supplement as soon thereafter as is reasonably practicable. Each of the Shareholders, the Buyer and Merger Sub agrees to use its best efforts, after consultation with the other parties, to respond promptly to all such comments of and requests by the Commission and to cause the Registration Statement to be declared effective by the Commission at the earliest practicable time and to be kept effective as long as is necessary to consummate the Transactions. The Buyer shall take all actions necessary to register or qualify the Registered Shares pursuant to all applicable state blue sky or securities laws and shall maintain such registrations or qualifications in effect for all purposes hereof. The Buyer shall cause the Payment Shares to be quoted on the NASD electronic bulletin board over-the-counter market as of the Closing and shall maintain such quotation in effect for all purposes hereof.

         (b) From the Closing Date through the expiration of the Registration Period, Buyer shall (whether or not it shall then be required to do
so) timely file such information, documents and reports as required or prescribed under Section 13 or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whichever is applicable. Buyer shall promptly upon the written request of any Shareholder, furnish such Shareholder with (i) a written statement by Buyer that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of Buyer, and (iii) such other reports and documents as such Shareholder may reasonably request in availing itself of an exemption for the resale of any or all of the Payment Shares without registration under the Securities Act. In addition, Buyer shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 to the Shareholders for the resale of any Payment Shares without registration under the Securities Act. Buyer agrees to use its best efforts to facilitate and expedite transfers of Payment Shares pursuant to Rule 144.

                                   ARTICLE VII
                                   CONDITIONS

SECTION   7.1       CONDITIONS   TO  EACH  PARTY'S   OBLIGATION  TO  EFFECT  THE
TRANSACTIONS.

         The respective obligations of each party to effect the Transactions shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

         (a) this Agreement, the Plan of Merger and the Transactions shall have been approved and adopted by the Board of Directors of the Buyer, the Board of Directors of Merger Sub, the sole shareholder of Merger Sub, the Board of Directors of the Seller, the Shareholders and the Board of Directors of NTS-Inc.;

         (b) no preliminary or permanent injunction or other order or decree by any federal or state court or other legal restraint or prohibition which prevents the consummation of the Transactions shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

         (c) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the Transactions; and

         (d) all Governmental Authorizations legally required for the consummation of the Transactions shall have been obtained and be in effect at the Closing Date, and all other third party consents, orders and approvals legally required for the consummation of the Transactions shall have been obtained or become final orders.

SECTION 7.2 CONDITIONS TO OBLIGATION OF THE SELLER AND THE SHAREHOLDERS TO EFFECT THE TRANSACTIONS.

         Unless waived by each Shareholder and the Seller in writing, the obligation of the Shareholders and the Seller to effect the Transactions shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

         (a)      the   Shareholders  and  the  Seller  shall  have  received  a
certificate from the Nevada and California Secretaries of State as to the good standing of the Buyer, as of a date within five (5) days of the Closing Date;

         (b) the Shareholders and the Seller shall have received certified copies of the resolutions or consents of the Board of Directors of the Buyer, the Board of Directors of Merger Sub and the sole shareholder of Merger Sub approving the Transactions, this Agreement, the Plan of Merger, the issuance of the Payment Shares subject hereto and the other documents and Transactions all in form and substance reasonably satisfactory to the Shareholders, the Seller, and their attorneys;

         (c)      the   Shareholders  and  the  Seller  shall  have  received  a
certificate of the corporate secretary of the Buyer and the Merger Sub certifying the name, title and true signature of each officer of the Buyer and of the Merger Sub executing this Agreement, the Plan of Merger and any of the other documents and certificates to be delivered pursuant to or in connection herewith and therewith;

         (d) each of the Buyer and Merger Sub shall have performed in all material respects its obligations, agreements and covenants contained in this Agreement and the Plan of Merger required to be performed on or prior to the Closing Date and the representations and warranties of the Buyer and Merger Sub contained in this Agreement and the Plan of Merger shall be true and correct in all material respects on and as of the Closing Date, and the Shareholders and the Seller shall have received certificates of the Chief Executive Officer and Secretary of each of the Buyer and Merger Sub, to that effect;

         (e) each of the Buyer and Merger Sub shall have obtained all consents and approvals from third parties as are required for it to consummate the Transactions and execute this Agreement, the Plan of Merger and the documents and certificates to be delivered pursuant to or in connection herewith and therewith;

         (f) the Shareholders and the Seller shall have received the opinion of the Buyer's and Merger Sub's counsel, in the form of the attached
Schedule 7.2(f), addressed to the Shareholders and the Seller in customary form reasonably satisfactory to the Shareholders, the Seller and their attorneys;

         (g) the Shareholders and the Seller shall have satisfactorily completed their due diligence review of the Buyer's financial condition and business;

         (h) the Shareholders and the Seller shall have satisfied themselves in their sole discretion that the Seller and the Company shall suffer no material adverse tax consequence as a result of the Transactions and in the event such adverse tax consequence can be reasonably anticipated, the Shareholders and the Seller may convert the form of the Seller and the Company to a form that is less likely to suffer such material adverse tax consequences, provided such form of the Seller and the Company is also acceptable to the Buyer;

         (i) Matt Biondi and John Jennings shall have entered into Employment Agreements with the Company and Dr. Charles DeWald shall have entered into a Consulting Agreement with the Company or with the Buyer, such Agreements to be acceptable in form and substance to each individual;

         (j) the Buyer shall have obtained all consents and approvals from third parties as are required and necessary to constitute full approval and certification of its PASS voting equipment for its normal and anticipated uses.

SECTION 7.3 CONDITIONS TO OBLIGATION OF THE BUYER AND MERGER SUB TO EFFECT THE TRANSACTIONS.

         Unless waived by the Buyer and Merger Sub in writing, the obligation of the Buyer and Merger Sub to effect the Transactions shall be subject to the fulfillment at or prior to the Closing Date of the additional following conditions:

         (a) the Buyer and Merger Sub shall have received certificates from the New York Department of State as to the good standing of the Company and NTS-Inc. and from the Delaware Secretary of State as to the good standing of the Seller, as of a date within five (5) days of the Closing Date;

         (b) the Buyer and Merger Sub shall have received a certificate of the corporate secretary of the Seller certifying the Certificate of Incorporation and By-Laws of the Seller and a certificate of the sole member of the Company certifying the Articles of Organization and Operating Agreement of the Company;

         (c) the Company, the Shareholders and the Seller each shall have obtained all consents and approvals from third parties as are required for it to consummate the Transactions and for each of them to execute this Agreement, the Plan of Merger and the documents contemplated hereby and thereby;

         (d) Matt Biondi and John Jennings shall have entered into Employment Agreements with the Company and Dr. Charles DeWald shall have entered into a Consulting Agreement with the Company or with the Buyer, such Agreements to be acceptable in form and substance to each individual;

         (e) the Buyer shall have received the opinion of the Shareholders' and the Seller's counsel in customary form reasonably satisfactory to the Buyer;

         (f) the Shareholders, the Seller and the Company shall have performed in all material respects their obligations, agreements and covenants contained in this Agreement required to be performed on or prior to the Closing Date, including the delivery of all required audited financial statements, and the representations and warranties of the Shareholders and the Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and the Buyer shall have received a certificate from the Shareholders and the Seller to that effect;

         (g) the Buyer shall have satisfactorily completed its due diligence review of the Company's financial condition and business; and

         (h) the Buyer shall have consummated an equity financing for minimum net proceeds of $7,500,000 (the "Equity Financing").

                                  ARTICLE VIII
                                   TERMINATION

SECTION 8.1       TERMINATION OF AGREEMENT.

         This Agreement and the Plan of Merger may be terminated at any time prior to the Closing:

         (a) By mutual written consent of all of the parties hereto;

         (b) By the Buyer or NTS-Inc. if the other party goes into liquidation, has an application or order made for its winding up or dissolution, has a resolution passed or steps taken to pass a resolution for its winding up or dissolution, becomes unable to pay its debts as and when they fall due, or has a receiver, receiver and manager, administrator, liquidator, provisional liquidator, official manager or administrator appointed to it or any of its assets;

         (c) By the Buyer or by NTS-Inc. if any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions; or

         (d) By the Buyer or NTS-Inc. if the Closing does not occur by August 30, 2004.

SECTION 8.2       PROCEDURE AND EFFECT OF TERMINATION.

         In the event of  termination  of this  Agreement by a party pursuant to
Section 8.1, written notice shall be given to the other party(ies) specifying the provision of Section 8.1 pursuant to which such termination is made such agreement and the obligations and rights thereunder shall be deemed terminated and canceled and there shall be no liability on the part of a party (or its officers, directors, partners or Affiliates), except as a result of any breach of this Agreement by such party or to the extent such party is entitled to indemnification under Section 9, or as a result of a violation of Section 10.7.

                                   ARTICLE IX
                                 INDEMNIFICATION

SECTION 9.1       SHAREHOLDERS' INDEMNIFICATION.

         Following the Closing, each of the Shareholders, jointly and severally, agrees to protect, defend, indemnify and hold the Buyer harmless with respect to any and all claims, demands, suits, actions, administrative proceedings, losses, damages, obligations, liabilities, costs and expenses, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, up to the aggregate amount of the Purchase Price paid to the Shareholders at the Closing which arise as a result of or which are related to (i) any active or passive act, omission, occurrence, event or condition that occurred prior to the Closing Date in connection with
(a) the ownership of the Seller's capital stock or the Company's Membership Interests; (b) the Company's compliance with federal, state or local laws, regulations or orders; (c) any environmental or hazardous material claim, personnel claim or product liability claim relating to the Company; (d) any dispute or controversy between the

Company's customers and other parties which, in the aggregate, are valued at more than $10,000, or (ii) any material misrepresentation or breach of any of the representations, covenants or warranties of the Shareholders and the Seller contained herein; or any material misstatements or failure to state a material fact required to be stated with respect to the information provided by the Company, the Shareholders or the Seller for inclusion in the Form 8-K to be filed with the Commission in connection with the Transactions and the Registration Statement, provided that the Buyer complies with the following indemnification procedure:

         (1) The Buyer shall, as soon as practicable (but in any event within sixty (60) days) after it learns of a claim for indemnification under this Section 9.1, give written notice to the Shareholders of its claim for indemnification, which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim;

         (2) The Shareholders shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the satisfaction of the Buyer. During such 30-day period, the Buyer, on the one hand, and the Shareholders, on the other hand, shall use their respective best efforts to attempt in good faith to agree upon a mutually acceptable resolution as to their respective rights with respect to any such claim for indemnification, in which case the parties shall promptly prepare and sign a memorandum setting forth such agreement;

         (3) In the event that no agreement is reached during the 30-day period specified in subsection 9.1(2), then the Shareholders shall be jointly and severally obligated to pay such claim. The Buyer may elect to pay such claim and the Shareholders shall be jointly and severally obligated to reimburse the Buyer the amount thereof.

         (4) The Buyer shall not settle or compromise any such claim without the prior written consent of NTS-Inc. unless suit shall have been instituted against the Buyer and each of the Shareholders shall have failed, after reasonable notice of institution of the suit, to take control of such suit on behalf of the Buyer. If any Shareholder admits, or all Shareholders admit, in writing that it or he will be liable to the Buyer with respect to the full amount and as to all material elements of a third party claim alleging damages should the third party prevail in such suit, then the Shareholder(s) shall have the right to assume full control of the defense of such claim, and the Buyer shall be entitled to participate in the defense of such claim only with the consent of such Shareholder(s).

         (5) The Buyer shall be entitled to recover all reasonable costs, fees (including attorneys' fees), expenses and other damages to enforce against the Shareholders its indemnification rights under this Section 9.1.

         Notwithstanding the foregoing, the indemnification of Biondi and Jennings shall be limited to the sum of One Hundred Thousand Dollars ($100,000) each, which sum is to be inclusive of all damages, costs, obligations, liabilities, and legal expenses.

SECTION 9.2       BUYER AND MERGER SUB INDEMNIFICATION.

         Following the Closing, the Buyer and Merger Sub jointly and severally agree to protect, defend, indemnify and hold the Shareholders harmless with respect to any and all damages, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which arise as a result of or which are related to any material misrepresentation or breach of any of the representations, covenants or warranties of the Buyer or Merger Sub contained herein, provided that the Shareholders comply with the following indemnification procedure:

         (1) The Shareholders shall, as soon as practicable (but in any event within sixty (60) days) after one of them learns of a claim for indemnification under this Section 9.2, give written notice to the Buyer and Merger Sub of its claim for indemnification, which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim;

         (2) The Buyer and Merger Sub shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the satisfaction of the Shareholders. During such 30-day period, the Buyer and Merger Sub, on the one hand, and the Shareholders, on the other hand, shall use their respective best efforts to attempt in good faith to agree upon a mutually acceptable resolution as to their respective rights with respect to any such claim for indemnification, in which case the parties shall promptly prepare and sign a memorandum setting forth such agreement;

         (3) In the event that no agreement is reached during the 30-day period specified in subsection 9.2(2), then the Buyer and Merger Sub shall be obligated to pay such claim. The Shareholders may elect to pay such claim and the Buyer and Merger Sub shall be obligated to reimburse the Shareholders the amount thereof.

         (4) The Shareholders shall not settle or compromise any such claim without the prior written consent of the Buyer and Merger Sub unless suit shall have been instituted against the Shareholders and the Buyer and Merger Sub shall have failed, after reasonable notice of institution of the suit, to take control of such suit on behalf of the Shareholders. If the Buyer and Merger Sub admit in writing that they will be liable to the Shareholders with respect to the full amount and as to all material elements of a third party claim alleging damages should the third party prevail in such suit, then the Buyer and Merger Sub shall have the right to assume full control of the defense of such claim, and the Shareholders shall be entitled to participate in the defense of such claim only with the consent of the Buyer and Merger Sub.

         (5) The Shareholders shall be entitled to recover all reasonable costs, fees (including attorneys' fees), expenses and other damages to enforce against the Buyer and Merger Sub their indemnification rights under this Section 9.2.

                                    ARTICLE X
                               GENERAL PROVISIONS

SECTION 10.1      SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         The representations and warranties of the Shareholders and the Seller shall terminate at the end of one year after the Closing Date with the exception of those representations and warranties contained in Sections 3.2 and 3.16, which will terminate at the end of three years after the Closing Date. The representations and warranties of the Buyer and Merger Sub shall terminate at the end of one year after the Closing Date with the exception of those representations and warranties contained in Section 5.2, which will terminate at the end of three years after the Closing Date. Any claim of any party based on fraud shall survive the Closing for the applicable statute of limitations. The covenants and agreements contained in this Agreement shall survive the Closing and shall continue until all obligations with respect thereto shall have been performed or satisfied or shall have terminated in accordance with their terms.

SECTION 10.2      NOTICES.

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) If to the Buyer or Merger Sub to: AccuPoll Holding Corp
                                               15101 Red Hill Avenue, Suite 220
                                               Tustin, California 92780
                                               Attention: Dennis Vadura

             with a copy to:                   Mark R. Ziebell
                                               Snell + Wilmer L.L.P.,
                                               1920 Main Street, Suite 1200
                                               Irvine, California 92614

         (b) If to the Seller or
             the Shareholders:                 NTS Data Services, Corp.
                                               c/o NTS Data Services, Inc.
                                               1342 Military Road
                                               Niagara Falls, New York 14304
                                               Attn: Dr. Charles DeWald

                                               NTS Data Services, Inc.
                                               1342 Military Road
                                               Niagara Falls, New York 14304

                                               Matthew M. Biondi
                                               115 Tuscarora Road
                                               Buffalo, New York 14220

                                               John F. Jennings
                                               22 W. Bryan Street #107
                                               Savannah, Georgia 31401

             with a copy to:                   Arnold Soeder
                                               Lewis + Lewis
                                               800 Cathedral Park Tower
                                               37 Franklin Street
                                               Buffalo, New York 14202

SECTION 10.3      INTERPRETATION.

         The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 10.4      MISCELLANEOUS.

         This Agreement, together with the Plan of Merger, (including the documents and instruments referred to herein and therein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) shall not be assigned by operation of law or otherwise; and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California (without giving effect to the provisions thereof relating to conflicts of law).

SECTION 10.5      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

SECTION 10.6      PARTIES IN INTEREST.

         This Agreement shall be binding upon and inure solely to the benefit of each party hereto. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

SECTION 10.7      CONFIDENTIALITY.

         The parties agree that they will keep confidential and not disclose or divulge any confidential, proprietary or secret information which they may obtain from the Buyer, Merger Sub, the Company, the Shareholders or the Seller in connection with the Transactions, or pursuant to inspection rights granted hereunder, or reveal the financial or other terms and conditions of this Agreement or the Letter of Intent unless such information is or hereafter becomes public information through means other than a default hereof by such party or is required to be disclosed by applicable law, including applicable securities laws or stock exchange rules or regulations. The obligations of this
Section 10.7 shall survive any termination of this Agreement.

SECTION 10.8      TIME PERIOD.

         The parties acknowledge that time is not of the essence with respect to the fulfillment of the respective obligations of the parties hereto and the Closing. The parties further acknowledge that either party may make time of the essence by delivering a notice to that effect at any time on or prior to the Closing Date.

SECTION 10.9      AMENDMENT.

         This Agreement may be amended only by a written agreement executed by all the parties.

SECTION  10.10    ADVICE OF LEGAL COUNSEL.

         Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

SECTION 10.12     SEVERABILITY.

         If  one  or  more   provisions  of  this   Agreement  are  held  to  be
unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Buyer, Merger Sub, the Seller and the Shareholders have caused this Agreement and Plan of Reorganization to be signed by their respective duly authorized representatives as of the date first written above.

ACCUPOLL HOLDING CORP.

By:      ________________________
Name:    ________________________
Title:   ________________________


NTSD ACQUISITION, INC.

By:      ________________________
Name:    ________________________
Title:   ________________________


NTS DATA SERVICES CORP.

By:      ________________________
Name:    ________________________
Title:   ________________________


NTS DATA SERVICES, INC.

By:      ________________________
Name:    ________________________
Title:   ________________________


---------------------------------
Matthew M. Biondi

---------------------------------
John F. Jennings

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                             NTS DATA SERVICES CORP.

                            (A DELAWARE CORPORATION)

                                      INTO

                             NTSD ACQUISITION, INC.

                            (A DELAWARE CORPORATION)

                  This Agreement and Plan of Merger (the "Agreement"), dated _______, 2004, is entered into between NTS DATA SERVICES CORP. ("NTS"), a
Delaware corporation, and NTSD ACQUISITION, INC. ("NTSD Acquisition"), a Delaware corporation, pursuant to Section 251 of the General Corporation Law of the State of Delaware (the "DGCL"). NTS and NTSD Acquisition agree as follows:

                  1.       NAMES.
                           -----

                           (a) The names of the constituent corporations are NTS DATA SERVICES CORP. and NTSD ACQUISITION, INC. (the "Constituent Corporations").

                           (b) The name of the surviving corporation is NTSD ACQUISITION, INC.

                  2. CONSUMMATING THE MERGER. The merger of NTS into NTSD Acquisition (the "Merger") will be consummated upon the Surviving Corporation's executing a Certificate of Merger under Section 252 of the DGCL (the "Certificate of Merger") and causing it to be filed with the Secretary of State of the State of Delaware. The effective date of the Merger shall be the date upon which the Certificate of Merger is filed with the Delaware Secretary of State (the "Effective Date").

                  3. MERGER. Upon the terms and conditions of this Agreement and in accordance with the DGCL, on the Effective Date, NTS shall be merged with and into NTSD Acquisition, which shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of NTS shall thereupon cease. (NTSD Acquisition, as the surviving corporation, is sometimes referred to as the "Surviving Corporation"). The Merger shall be pursuant to the provisions and with the effect provided in the DGCL.

                  4.       ISSUED AND OUTSTANDING STOCK.

                           (a) The designation and number of outstanding shares of each class of NTS are 100 common shares having a par value of $1.00 per share, all of which are entitled to vote (the "NTS Common Stock"). The number of shares aforementioned is not subject to change prior to the Effective Date.

                           (b) The designation and number of outstanding shares of NTSD Acquisition are 1,000 common shares having a par value of $0.0001 per share,  all of which  are  entitled  to vote
                                    (the "NTSD Acquisition  Common Stock").  The
                                    number  of  shares   aforementioned  is  not
                                    subject  to  change  prior to the  Effective
                                    Date.

                  5. CANCELLATION OF STOCK. The manner of converting the outstanding shares of the Constituent Corporations into securities, cash or other property of the Surviving Corporation shall be as follows:

                           (a) On the Effective Date, each issued and outstanding share of NTS Common Stock shall be cancelled and shall cease to exist without any consideration being paid to the stockholders in respect thereof, and the separate corporate existence of NTS shall cease.

                           (b) On the Effective Date, each issued and outstanding share of NTSD Acquisition Common Stock which is then issued and outstanding will remain issued and outstanding.

                  6. CERTIFICATE OF INCORPORATION. On the Effective Date, the Certificate of Incorporation of NTSD Acquisition shall be amended to change the name of the corporation to NTS Data Services Corp. On the Effective Date, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of NTSD Acquisition, as amended by changing the name of the Surviving Corporation to NTS Data Services Corp.

                  7. BYLAWS. On the Effective Date, the bylaws of NTSD Acquisition as in effect immediately prior to the Effective Date shall be the bylaws of the Surviving Corporation.

                  8. DIRECTORS AND OFFICERS. The officers and directors of NTSD Acquisition as of the Effective Date will continue to serve in their respective capacities as officers and directors of the Surviving Corporation until their successors have been elected and have qualified or until their earlier death, removal or resignation.

                  9. RIGHTS AND DUTIES OF THE SURVIVING CORPORATION. On the Effective Date, for all purposes the separate existence of NTS shall cease, and NTS shall be merged with and into NTSD Acquisition, which, as the Surviving Corporation, shall thereupon and thereafter possess all the rights, privileges, powers and franchises, as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of NTS; and all and singular, the rights, privileges, power and franchises of NTS, and all property, real, personal and mixed, and all debts due to NTS on whatever account, as well for stock subscriptions as all other things in action or belonging to NTS shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises (including, without limitation, all patents, trademarks, copyrights, applications therefor, and inventions), and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of NTS, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware or any other state, in NTS, shall not revert or be in any way impaired by reason of the DGCL or the laws of any other state; provided that all rights of creditors and all liens upon any property of NTS shall be preserved unimpaired, and all debts, liabilities and duties of NTS shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurances in law or any things are necessary or desirable to vest in the Surviving Corporation, according to the terms hereof, the title of any property or rights of NTS, the last acting officers and directors of NTS, as the case may be, or the corresponding officers and directors of the Surviving Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

                  10. DIRECTOR AND SHAREHOLDER APPROVAL. This Agreement has been adopted by the board of directors of each of the Constituent Corporations and approved by the stockholders of each of the Constituent Corporations entitled to vote thereon pursuant to the requirements of the DGCL.

                  11. TERMINATION. Anything in this Agreement or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by either of the Constituent Corporations by an appropriate resolution of its board of directors at any time prior to the Effective Date.

                  IN WITNESS WHEREOF, each of NTS Data Services Corp. and NTSD Acquisition, Inc. has caused this Agreement to be executed as of the day and year first above written, and each of them hereby affirms, under penalties of perjury, that this Agreement is its act and deed.

                                            NTS DATA SERVICES CORP.


                                            By: _____________________________
                                                   Name:
                                                   Title:


                                            NTSD Acquisition, Inc.


                                            By: _____________________________
                                                   Name:
                                                   Title:

                    SELLER'S DISCLOSURE SCHEDULE - ARTICLE 3

         Under Section 3.10, the representations and warranties are limited to the extent of the Company's Agreements with Hibbard Associates and Sparks + Co., Inc., dated respectively May 16, 2003, and May 21, 2003, referred to on Schedule
3.15 and previously disclosed during the due diligence phase as item F3.

                                 SCHEDULE 1.1(I)

                        COUNTRIES OTHER THAN USA IN WHICH
                            THE COMPANY DOES BUSINESS

         None presently.

                                  SCHEDULE 2.2

                      ALLOCATION OF CASH AND PAYMENT SHARES

NAME                                SHARE OF CASH + SHARES
----                                ----------------------

NTS Data Services, Inc.                     90%

John F. Jennings                            5%

Matthew M. Biondi.                          5%

                                 SCHEDULE 3.2(A)

                     OWNERSHIP OF THE SELLER'S COMMON STOCK

                     ----------------------------------------
                     NAME                    NUMBER OF SHARES
                     ----------------------------------------
                     NTS Data Services, Inc.        90
                     ----------------------------------------
                     John F. Jennings               5
                     ----------------------------------------
                     Matthew M. Biondi              5
                     ----------------------------------------

                                  SCHEDULE 3.3

                     SUBSIDIARIES AND OTHER SECURITIES OWNED

         None.

                                  SCHEDULE 3.6

                            OBLIGATIONS GREATER THAN
                      $10,000.00 IN THE AGGREGATE INCURRED
                             AFTER DECEMBER 31, 2003

                  None known.

                                  SCHEDULE 3.8

                        LIENS, REAL AND TANGIBLE PROPERTY
                                 LEASES + ASSETS

1.       Section 3.8(b) -- Real Estate Lease:
         Sublease dated as of June 7, 2004 by and between NTS Data Services, LLC and NTS Data Services, Inc.

2.       Section 3.8(d): -- Asset List:
         See following pages.

---------------------------------------------------------------------------------------------------------------------------------
NTS DATA SERVICES, LLC - MATERIAL ASSET LIST
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
LOCATION           USER                          QUAN  DESCRIPTION                         MONITOR                      OP. SYS.
---------------------------------------------------------------------------------------------------------------------------------
NTS                L Murray                         1  PC - Dual 400M                      21"                                XP
NTS                L Murray                         1  PC - 1.7G Dell                      17"                              2000
NTS                Chet M                           1  PC - 2.8G Dell                      19 Flat Panel                      XP
NTS                Melinda                          1  PC - 2.4G Dell                      19"                                XP
NTS                Dan M                            1  PC - 2.4G Dell                      19"                                XP
NTS                M Moore                          1  PC - 2.4G Dell                      21"                                XP
NTS                J Keipp                          1  PC - 1 G Dell                       19"                              2000
NTS                J Caldwell                       1  PC - 1G AMD                         19"                                XP
NTS                J Caldwell                       1  PC - 2.4G Dell                      N/A                                98
NTS                D Lewandowski                    1  PC - 1G AMD                         19"                                XP
NTS                Matt                             1  PC - 800M Dell                      21"                                XP
NTS                Matt                             1  Laptop - 1G Dell                    N/A                              2000
NTS                Dick K                           1  Laptop                              N/A                                XP
NTS                John J                           1  Laptop - Dell                       N/A                                XP
NTS                Jane Connerton                   1  Desktop - Custom Build              15"                                XP
NTS                Lizbeth                          1  Desktop                             17"                                98
NTS                Mark Rossman                     1  Laptop - 1.6G Dell                  N/A                                XP
NTS                Dev Area                         5  PC - 466M Celeron                   N/A                                98
NTS                Dev Area                         1  PC - 550M Gateway                   N/A                                98
NTS                Oracle Server                    1  PC - Dual 1G                        N/A                              2000
NTS                Elixer                           1  PC - 400M Compaq                    15"                                98
NTS                Citrix Test                      2  PC - Dual 2.0 XEON HP               N/A                       2003 Server
NTS                Oracle Test                      1  PC - 1G Dell                        N/A                       2003 Server
NTS                Tony M                           1  PC - 1G Dell                        18"                                XP
NTS                Tony M                           1  PC - 400M Celeron                   15"                              2000
NTS                Term Server                      1  PC - 550M Gateway                   N/A                       2000 Server
NTS                Modem Share                      1  PC - 133M                           N/A                               NT4
NTS                File Server                      1  PC - 233M Compaq                    N/A                         Netware 4
NTS                FTP Server                       1  PC - 400M Compaq                    N/A                       2000 Server
Niagara            BOE Users                        6  PC - 2.4G Dell                      18" Flat Panel                     XP
Niagara            BOE Users                        2  PC - 2.6G Dell                      18" Flat Panel                     XP
Niagara            BOE Users                        5  PC - 466M Ipaq                      17"                                98
Niagara            BOE Users                        2  PC - 466M Celeron                   17"                                98
Niagara            Server                           2  Server - ProLiant 1600              15"                               NT4
Niagara            Jukebox                          1  Juke - HP SureStore Optical 40      N/A
Marion             BOE Users                        6  PC - 2.4G Dell                      18" Flat Panel                     XP
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NTS DATA SERVICES, LLC - MATERIAL ASSET LIST
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
LOCATION           USER                          QUAN  DESCRIPTION                         MONITOR                      OP. SYS.
---------------------------------------------------------------------------------------------------------------------------------
Marion             BOE Users                        1  PC - 2.0G Compaq                    17"                                XP
Marion             BOE Users                       14  PC - 400 IPAQ's                     17"                                98
Marion             Server                           2  Server- ProLiant 1600               15" in Rack                       NT4
Marion             Server                           2  Server- ProLiant ML370                                        2000 Server
Marion             Jukebox                          1  Juke - HP SureStore Optical 220MX
Sch Clerk          Office Users                     3  2.4G Dell                           21 Inch Monitor                    XP
Sch Clerk          Office Users                    13  400 P2 Compaq                       21 Inch Monitor
Sch Clerk          Server                           2  Proliant 1600                       17 Inch Monitor                    NT
---------------------------------------------------------------------------------------------------------------------------------
PRINTERS
---------------------------------------------------------------------------------------------------------------------------------
NTS                                                 2  HP Laserjet 4050
NTS                                                 2  HP LaserJet 4100
NTS                                                 1  HP 4Si
NTS                                                 1  HP 1000
NTS                                                 1  HP 4000
Marion                                              2  HP 5SI
Marion                                              1  Okidata Pin Feed
Niagara                                             3  HP 4300
Niagara                                             1  HP 8100
Niagara                                             3  Dymo Label Printers
Sch Clerk          Printers                         2  HP 4050
Sch Clerk          Slip Printers                    7  Axiohm A758 with Cutter
---------------------------------------------------------------------------------------------------------------------------------
MISC EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------
NTS                                                 6  Personal Uninterrupted Power Supplies
NTS                                                 2  Server Grade Uninterrupted Power Supplies
NTS                                                 1  Ricoh 410 Scanner
NTS                                                 1  HP 4050 Scanner
NTS                                                 1  Intel Switch for Developers
NTS                                                 1  Linksys DSL Router
NTS                                                 1  Adobe Acrobat
NTS                Tape Backup                      1  HP DDS3
NTS                                                 1  Microfilm Digitizer
Marion                                              1  Intel Switch
Marion             Tape Backup                      1  DDS4 Autoloader
Marion                                              2  Ricoh IS 420 Scanners
Niagara                                             2  Intel Switches
Niagara                                             1  Linksys DSL Router
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NTS DATA SERVICES, LLC - MATERIAL ASSET LIST
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
LOCATION           USER                          QUAN  DESCRIPTION                         MONITOR                      OP. SYS.
---------------------------------------------------------------------------------------------------------------------------------
Niagara            Tape Backup                      1  HP DDS3
Niagara                                             1  Ricoh IS420
Niagara                                             2  HP 4570 Scanners
Sch Clerk          Tape Backup                      1  HP DDS3 Autoloader
Sch Clerk          Cash Drawers                     7  POS Systems
Sch Clerk          Scanners                         2  Fujitsu M3093
Sch Clerk                                           2  Intel Switchs
---------------------------------------------------------------------------------------------------------------------------------
SW LICENSES
---------------------------------------------------------------------------------------------------------------------------------
NTS                Development                      5  Visual Foxpro 8
NTS                Development                     10  Visual Foxpro 7
NTS                Office Suite                    15  Microsoft Office Small Business Edition
NTS                MISC                             1  Adobe Acrobat
Marion             Software                         1  Legato AX
Marion             Software                         1  Legato DX
Marion             Software                        10  Microsoft SQL Server + 10 CALS
Niagara            Office Suite                    10  Microsoft Office Small Business Edition
Niagara            Software                         1  Legato DX
---------------------------------------------------------------------------------------------------------------------------------
OTHER
---------------------------------------------------------------------------------------------------------------------------------
NTS                                                 6  Office Cubicles
NTS                                               ~12  Office Chairs
NTS                                               50%  Phone System (system split by NTS + CMI)
NTS                                                 3  Fax Machines
Niagara                                             1  Fax Machine
Marion                                              1  Fax Machine
---------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 3.9(C)

                              INTELLECTUAL PROPERTY

         Annexed hereto is a listing of the intellectual property rights held by the Company and previously disclosed during the due diligence phase as Item C7. References in this Schedule 3.9(c) to "Exhibit C7-1" through "Exhibit C7-6" refer to the Exhibits attached to the Due Diligence materials heretofore provided by Seller to Purchaser.

         NTS DATA SERVICES, LLC

         The attached "Exhibit C7-1" is a representative software license agreement that NTS executes with each customer using NTS developed software including:

         TEAM-2000 Voter Registration
         Sign-It! Signature Digitization
         EMS Election Management System
         Image-It! Full Document Imaging

         TERACS Total Election Reporting and Certification System

         PIXTRAN

         The attached "Exhibit C7-2" is the Software Distribution License Agreement executed between Pixtran and NTS. NTS utilizes tool kits provided by Pixtran in the Sign-It! And Image-It! Systems for the purposes of image processing and display. In order to decrease costs, NTS has prepaid for a number of licenses and reports on a quarterly basis to Pixtran the number of licenses that have been used. The most current (2003 Q4) royalty report is attached as "Exhibit C7-3"

         OPTICAL STORAGE SOLUTIONS

         On July 28, 1999, NTS entered into a "Joint Marketing Agreement" with Optical Storage Solutions (OSS) in order to sell OSS' product LANDEX to the Schenectady County, NY Clerk for the purposes of Land and Court Records management.

         On June 18, 2000, NTS and OSS executed a "Modification of Joint Marketing Agreement" which added Texas to the territory where NTS could sell LANDEX.

         On July 11, 2000, NTS and OSS executed a "Software Escrow Agreement" requiring OSS to place a copy of the source code with our attorney.

         The three agreements between OSS and NTS are included as "Exhibit C7-4"

         KIVA (FORMERLY NSS CORP)

         Signaware Corp, (formerly St. Clair Software) was a subsidiary of NTS until being folded into NTS Data Services, (**AHS - INC or LLC in what year).

         On May 7, 1990, Signaware and NSS Corp entered into a distribution agreement (attached as "Exhibit C7-5") for the purpose of NSS selling DOS based Sign-It! Software to banking clients. NSS (then Kiva) was minimally successfully in penetrating the banking market with signature digitization, selling Sign-It! To several banks in the U.S. along with one bank in Saudi Arabia. NTS stopped maintenance on this product in May, 2000 after providing migration support to the banking customers and Kiva.

         An email to this effect is attached as "Exhibit C7-6" showing Doug Pearson, President of NSS, acceptance and understanding.

         WANG LABORATORIES

         During the late 1980's and early 1990's, Signaware had a marketing relationship with Wang and Wang sold a Wang CS minicomputer version of the Sign-It! Signature digitization system in several Central and South American countries as well as the Caribbean. No support on these products has been provided for approximately 10 years and NTS is unaware of any customers still utilizing this product.

         LEGATO, A DIVISION OF EMC, FORMERLY OTG (OPTICAL TECHNOLOGY GROUP)

         NTS has used products from Legato including Disk Extender (DX), a storage management product useful in managing optical jukeboxes and Application Extender (AX), a product for content management including robust full document imaging features. The NTS full document imaging product included with Sign-It! Is now used in place of AX in most instances. NTS still utilizes DX where images must be stored on optical media rather than RAID.

                                  SCHEDULE 3.10

                               CUSTOMER AGREEMENTS

         Annexed hereto is a listing of the customer agreements held by the Company and previously disclosed during the due diligence phase as item C6.

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.   FULL DOCUMENT  SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                      IMAGING   DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Albany County Board of Elections
County Court House Room 38
16 Eagle Street
Albany NY  12207
Cathy Rogowski, Deputy Commissioner
Karen Shea, Deputy Commissioner
(518) 487-5060                          207,281       X             X            X           X               X           1994
----------------------------------------------------------------------------------------------------------------------------------
Allegany County Board of Elections
6 Schuyler Street
Belmont NY  14813
Elaine Herdman, Deputy Commissioner
Catherine Lorow, Deputy Commissioner
(585) 268-9294                           27,456       X                          X           X                           1995
----------------------------------------------------------------------------------------------------------------------------------
Broome County Board of Elections
44 Hawley Street Government Plaza
PO Box 1766
Binghamton NY  13902
John Sejan, Deputy Commissioner
Barbara Paoletti, Deputy Commissioner
(607) 778-2172                          125,859       X                          X           X               X           1993
----------------------------------------------------------------------------------------------------------------------------------
Cattaraugus County Board of Elections
302 Court Street
Little Valley NY  14755
Sue Fries, Commissioner
Richard O. Stevenson, Commissioner
(716) 938-9111                           51,026       X             X            X           X                           1993
----------------------------------------------------------------------------------------------------------------------------------
Cayuga County Board of Elections
10 Court Street
Auburn NY  13021
Richard G. Paulino, Commissioner
Dale Cunningham, Commissioner
(315) 253-1285                           49,003       X                          X           X                           1995
----------------------------------------------------------------------------------------------------------------------------------
Chautauqua County Board of Elections
Gerace Office Building
3 North Erie Street
Mayville NY  14757
Terry Niebel, Commissioner
Norm Green, Commissioner
(716) 753-4250                          89,758        X                          X           X                           1995
----------------------------------------------------------------------------------------------------------------------------------
Chenango County Board of Elections
County Office Building 5 Court Street
Norwich NY  13815
Myrna T. Wessels, Commissioner
Carol A. Franklin, Commissioner
(607) 337-1760                          28,622                                   X           X                           1995
----------------------------------------------------------------------------------------------------------------------------------
Columbia County Board of Elections
401 State Street
Hudson NY  12534
Thomas D. Fisher, Commissioner
Fran Blake, Commissioner
(518) 828-3115                          36,551        X                          X           X                           1995
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.  FULL DOCUMENT   SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                     IMAGING    DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Cortland County Board of Elections
County Court House
46 Greenbush St. Suite 102
Cortland NY 13045-3703
Robert C. Howe, Commissioner
Charlotte M. Bahou, Commissioner
(607) 753-5032                          28,276        X                        X               X                           1995
------------------------------------------------------------------------------------------------------------------------------------
Dutchess County Board of Elections
47 Cannon St.
Poughkeepsie NY 12601-3270
John M. Kennedy, Deputy Commissioner
John Ballo, Deputy Commissioner
(845) 486-2473                          160,000       X             X          X               X               X           2001
------------------------------------------------------------------------------------------------------------------------------------
Franklin County Board of Elections
355 West Main Street
Malone NY 12953-1821
Beverly Mills, Commissioner
Kathy Fleury, Commissioner
(518) 481-1663                          27,188        X                        X               X                           1994
------------------------------------------------------------------------------------------------------------------------------------
Fulton County Board of Elections
2714 Sthwy 29 Ste1
Johnstown NY 12095
Linda Coons, Deputy Commissioner
Linda Madison, Deputy Commissioner
(518) 736-5526                          31,572                                 X                                           2001
------------------------------------------------------------------------------------------------------------------------------------
Genesee County Board of Elections
County Building One
15 Main Street PO Box 284
Batavia NY  14020
Richard Siebert, Commissioner
Dawn Cassidy, Commissioner
(585) 344-2550                          35,592        X                        X               X                           1996
------------------------------------------------------------------------------------------------------------------------------------
Greene County Board of Elections
441 Main Street 2nd Floor
PO Box 307
Catskill NY  12414
Frank DeBenedictus, Commissioner
Thomas Burke, Commissioner
(518) 943-4191                          29,649        X             X          X               X               X           1994
------------------------------------------------------------------------------------------------------------------------------------
Hamilton County Board of Elections
Route 8 PO Box 175
Lake Pleasant NY  12108
Judith Peck, Commissioner
Cathleen Rogers, Commissioner
(518) 548-4684                           5,081        X                        X                                           1997
------------------------------------------------------------------------------------------------------------------------------------
Jefferson County Board of Elections
175 Arsenal Street
Watertown NY  13601
Sandy Corey, Deputy Commissioner
Cindy Corbett, Deputy Commissioner
(315) 785-3027                          57,545        X                        X               X                           1993
------------------------------------------------------------------------------------------------------------------------------------
Lewis County Board of Elections
7660 North State Street
Lowville, NY  13367
Ann M. Nortz, Commissioner
Elaine M. McLear, Commissioner
(315) 376-5329                          16,045        X                        X               X                           1994
------------------------------------------------------------------------------------------------------------------------------------
Livingston County Board of Elections
6 Court Street, Rm 104
Geneseo, NY 14454
Susan N. Guenther, Commissioner
Gerald L. Smith, Commissioner
(585) 243-7090                          37,000        X                        X                                           2001
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.  FULL DOCUMENT   SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                     IMAGING    DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Madison County Board of Elections
North Court Street PO Box 666
Wampsville NY 13163
Lynne M. Jones, Commissioner
Laura P. Costello, Commissioner
(315) 366-2231                          41,170                                  X               X                     1995
----------------------------------------------------------------------------------------------------------------------------------
Niagara County Board of Elections
111 Main Street
Lockport NY  14094
Scott Kiedrowski, Commissioner
Nancy L. Smith, Commissioner
(716) 439-7215                          136,769       X             X           X               X            X        1989
----------------------------------------------------------------------------------------------------------------------------------
Ontario County Board of Elections
20 Ontario Street
Canandaigua NY  14424
Michael Northrup, Commissioner
Mary Q. Salotti, Commissioner
(585) 396-4005                          60,169        X                         X               X                     1992
----------------------------------------------------------------------------------------------------------------------------------
Orange County Board of Elections
25 Court Lane PO Box 30
Goshen NY  10924
David C. Green, Commissioner
Susan Bahren, Commissioner
(845) 291-2444                          182,728       X             X           X               X            X        1993
----------------------------------------------------------------------------------------------------------------------------------
Oswego County Board of Elections
46 East Bridge Street
Oswego NY  13126
Don Wart, Commissioner
William W. Scriber, Commissioner
(315) 349-8350                          77,959        X                         X               X                     1993
----------------------------------------------------------------------------------------------------------------------------------
Otsego County Board of Elections
County Office Bldg. 197 Main Street
Cooperstown NY 13326
Sheila Ross, Deputy Commissioner
Cindy Jarvis, Deputy Commissioner
(607) 547-4247                          35,311                      X           X               X                     1995
----------------------------------------------------------------------------------------------------------------------------------
Rockland County Board of Elections
11 New Hempstead Road
New City NY 10956
Joan Silvestri, Commissioner
Ann Marie Kelly, Commissioner
(845) 638-5172                          166,267       X             X           X               X            X        1993
----------------------------------------------------------------------------------------------------------------------------------
Saratoga County Board of Elections
50 West High Street
Ballston Spa NY 12020
Diane Wade, Conway, Commissioner
William Fruci, Commissioner
(518) 885-2249                          136,474       X                         X                            X        2002
----------------------------------------------------------------------------------------------------------------------------------
Schenectady County Board of Elections
388 Broadway, Ste E
Schenectady NY  12305-2520
Armando G. Tebano, Commissioner
Robert Brehm, Commissioner
(518) 377-2469                          96,131        X             X           X                            X        1992
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.  FULL DOCUMENT   SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                     IMAGING    DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Schuyler County Board of Elections                                                                                        1997
County Office Bldg.
105 9th Street Unit 13
Watkins Glen NY  14891-9972
Mary King, Deputy Commissioner
Carolyne C. Elkins, Deputy
Commissioner
(607) 535-8195                          11,486        X                         X
-----------------------------------------------------------------------------------------------------------------------------------
Seneca County Board of Elections
One DiPronio Drive
Waterloo NY 13165
Elaine Catanise, Commissioner
Ruth V. Same, Commissioner
(315) 539-1760                          20,652        X                         X               X                         1995
-----------------------------------------------------------------------------------------------------------------------------------
Sullivan County Board of Elections
Government Center
100 North St. PO Box 5012
Monticello NY  12701-5192
Fran Thalmann, Commissioner
Timothy E. Hill, Commissioner
(845) 794-3000                          47,578        X                         X               X                         1997
-----------------------------------------------------------------------------------------------------------------------------------
Tioga County Board of Elections
County Office Bldg. 56 Main Street
Owego NY  13827
Phyllis Blackman, Commissioner
Dorothy K. Stevens, Commissioner
(607) 687-8261                          31,503        X                         X                               X         1992
-----------------------------------------------------------------------------------------------------------------------------------
Tompkins County Board of Elections
Court House Annex 128 E. Buffalo
Ithaca NY  14850
Elizabeth W. Cree, Commissioner
Stephen DeWitt, Commissioner
(607) 274-5522                          54,088        X                         X               X                         1992
-----------------------------------------------------------------------------------------------------------------------------------
Ulster County Board of Elections
284 Wall Street
Kingston NY 12401
Thomas F. Turco, Commissioner
Harry M. Castiglione, Commissioner
(845) 334-5470                          102,001       X             X           X               X                         1995
-----------------------------------------------------------------------------------------------------------------------------------
Warren County Board of Elections
County Municipal Center 1340 St. Rte.
9
Lake George NY  12845
Mary Beth Casey, Commissioner
Lois A. Montfort, Commissioner
(518) 761-6456                          55,000        X                         X               X               X         1999
-----------------------------------------------------------------------------------------------------------------------------------
Washington County Board of Elections    35,000        X                         X                                         2003
383 Broadway
Fort Edward NY  12828
Donna English, Commissioner
Patricia A. Haley, Commissioner
(518) 746-2180
-----------------------------------------------------------------------------------------------------------------------------------
Wayne County Board of Elections
157 Montezuma Street Ext. PO Box 636
Lyons NY  14489
Noel Fratto, Deputy Commissioner
Joyce Krebbeks, Deputy Commissioner
(315) 946-7400                          53,922        X                         X               X                         1994
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.  FULL DOCUMENT   SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                     IMAGING    DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Yates County Board of Elections
417 Liberty St, Ste 1124
Penn Yan NY  14527
Pamela A. Welker, Commissioner,
Commissioner
(315) 536-5135                          14,200        X                             X               X                      1996
----------------------------------------------------------------------------------------------------------------------------------
Bergen County Superint. of  Elections
One Bergen County Plaza, Room 380
Hackensack, NJ  07601
Patricia DiCostanzo, Superintendent
(201) 336-6100                          505,000                                     X                                      2001
Fax: (201) 336-6111
----------------------------------------------------------------------------------------------------------------------------------
Morris County Superintendent of
Elections
Administration and Records Building
Court Street
Morristown, NJ 07963
RoseAnne Travaglia, Superintendent      280,000       X             X               X                                      1997
(973) 285-6731
----------------------------------------------------------------------------------------------------------------------------------
Somerset County Board of Elections
20 Grove Street
Somerville, NJ 08876
Janice Hoffner, Administrator
(908) 231-7084                          152,900                                     X                                      1996
(908) 231-7084
----------------------------------------------------------------------------------------------------------------------------------
Union County Board of Elections         268,884       X                             X                                      1996
271 N. Broad Street
Elizabeth, NJ 07208
Michael Moussallem, Deputy
Administrator
(908) 527-4279
----------------------------------------------------------------------------------------------------------------------------------
Berks County Board of Elections
633 Court St., 1st Floor
Reading, PA  19601
V. Kurt Bellman, Director of Elections
(610) 478-6495
Fax: (610) 478-6218                     190,000       X                             X               X                      1998
----------------------------------------------------------------------------------------------------------------------------------
Dauphin County Board of Elections
2 South 2nd St
Harrisburg, PA  17101
Steven G. Chiavetta, Director of
Elections
(717) 780-6360                          150,000       X                             X                                      2001
Fax: (717) 255-2684
----------------------------------------------------------------------------------------------------------------------------------
Lancaster County Office of Voter Reg.
150 Queen Street
Lancaster, PA  17603
Mary Z. Stehman, Chief Registrar/Clerk
(717) 299-8296
Fax: (717) 299-3076                     255,000                                                     X                      2001
----------------------------------------------------------------------------------------------------------------------------------
Lebanon County Board of Elections
400 South 8th St., Room 209
Lebanon, PA  17042
Elaine F. Ludwig, Dir. of Elections +
Reg.
(717) 274-2801                          50,000                                      X               X                      1995
Fax: (717) 274-8094
----------------------------------------------------------------------------------------------------------------------------------
Lehigh County Board of Elections
Gov't Center, 17 S. 7th St.
Allentown, PA  18101-2400
Betty Hillwig, Chief Clerk + Director
(610) 782-3198
Fax: (610) 770-3845                     136,000                     X               X                                      1997
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.  FULL DOCUMENT   SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                     IMAGING    DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Monroe County Board of Elections
One Quaker Plaza, Room 105
Stroudsburg, PA  18360,
Dir. of Elec. + Voter
Reg.
(570) 517-3169                          60,000                                  X               X                         1995
Fax: (570) 420-3467
----------------------------------------------------------------------------------------------------------------------------------
Montgomery County Board of Elections
1 Montgomery Plaza, Suite 602
Swede and Airy Streets
Norristown, PA  19404
Joseph R. Passarella, Dir. of Voter
Serv.
(610) 278-3277                          450,000       X                         X               X                         1996
Fax: (610) 292-4527
----------------------------------------------------------------------------------------------------------------------------------
Northampton County Board of Elections
45 North 2nd St.
Easton, PA  18042
Linda Arcury, Chief Registrar
(610) 559-3055
Fax: (610) 559-3736                     132,000       X             X           X               X               X         1997
----------------------------------------------------------------------------------------------------------------------------------
Schuylkill County Board of Elections
114 South Claude A Lord Blvd
Pottsville, PA  17901
Elizabeth J. Dries, Dir. of Elec. +
Vot. Reg
(570) 622-3040                          80,000                                  X               X                         1998
Fax: (570) 622-6390
----------------------------------------------------------------------------------------------------------------------------------
Union County Office of Voter
Registration
103 South 2nd St.
Lewisburg, PA  17837-1996
Diana L. Robinson, Chief Clerk
(570) 524-8681                          17,627        X                         X                                         2001
Fax: (570) 524-8627
----------------------------------------------------------------------------------------------------------------------------------
York County Board of Elections
1 West Marketway (1st Floor)
York, PA  17401
John Scott, Dir. of Elections + Voter
Reg.
(717) 771-9604                          180,000       X                         X               X                         1998
Fax: (717) 771-4387
----------------------------------------------------------------------------------------------------------------------------------
Kosciusko County
121 N Lake Street
Warsaw, IN  46580
Robert Momeyer
(219) 372-2479                          43,000        X                         X                                         2002
----------------------------------------------------------------------------------------------------------------------------------
LaPorte County Board of Elections       74,000        X                         X                                         2003
813 Lincolnway
LaPorte, IN  46350-3490
Gail Konrady, Co-Director
Jeana Blake, Co-Director
(219) 326-6808
Fax: 219-326-6626
----------------------------------------------------------------------------------------------------------------------------------
Marion County Board of Elections
Rm. W 131 City/County Bldg.
200E. Washington
Indianapolis, IN  46204
Sherry Beck, Republican Board Member
(317) 327-5051
Fax: (317) 327-5043                     600,000       X             X           X               X               X         1989
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             COUNTY NAME                 NO.     VOTER REG.  FULL DOCUMENT   SIGNATURE     IMAGE         TOTAL         DATE OF
                                         OF                     IMAGING    DIGITIZATION  CONVERSION     ELECTION       ORIGINAL
                                       VOTERS                                                         REPORTING AND    INSTALL
                                                                                                         CERTIF.
----------------------------------------------------------------------------------------------------------------------------------
Cobb County Board of Elections                                      X
47 Waddell Street, Building F
Marietta, GA  30090-3905
Beth Kish
(770) 528-2581
Fax: (770) 528-2519                     330,000                                  X                                         1996
----------------------------------------------------------------------------------------------------------------------------------
DeKalb County Board of Elections
4380 Memorial Dr, Ste 300
Decatur, GA  30030
Dorothy Stanley
(404) 298-4023
Fax: (404)298-4038                      340,360                                  X               X                         1997
----------------------------------------------------------------------------------------------------------------------------------
Fulton County Board of Elections
141 Pryor Street, SW-Suite 4075
Atlanta, GA  30303
John Sullivan, Director of Voter
Registr.
(404) 730-7020                          400,000                                  X                                         1990
Fax: (404) 730-7024
----------------------------------------------------------------------------------------------------------------------------------
Gwinnett County Board of Elections
75 Langley Drive
Lawrenceville, GA  30245
Lynn Ledford, Sup. of Voter Reg. +
Elec.
(770) 822-8787                          200,000                                  X                                         1992
Fax: (770) 822-8778
----------------------------------------------------------------------------------------------------------------------------------
Peoria (City) County Board of
Elections
542 SW Adams
Peoria, IL  61602
Jeanette Mitzelfelt
(309) 494-8683                          70,000                                   X                                         1995
Fax: (309) 494-8140
----------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.11

                            WARRANTIES + INDEMNITIES

         The Warranties and Indemnities of the Company are contained in the Customer Agreements referred to in Schedule 3.10 and previously disclosed during the due diligence phase as item C6.

                                  SCHEDULE 3.14

                        PENDING AND THREATENED LITIGATION

         There is no current or pending litigation or known claims against the Company.

                                  SCHEDULE 3.15

                                OTHER AGREEMENTS

PARTY                           DATE OF AGREEMENTDUE      DILIGENCE ITEM
-----                           --------------------      --------------
County of Steuben               July 28, 1993             C13

Rensselaer County Board

Of Elections                    April 12, 1995            C13

Perot Systems
Government Services Inc.        December 8, 2003          C13

Hibbard Associates              May 16, 2003              F3
(terminated March 3, 2004)                                Supplemental

Sparks + Co., Inc.              May 21, 2003              F3
(terminated March 3, 2004)                                Supplemental

Darren Lewandowski              October 1, 2003           F3

Computing Devices               August 8, 2000            F3

American Cadastre, LLC          April 20, 2004            Supplemental

Melissa Data Corporation        April 23, 2004            Supplemental

                                SCHEDULE 3.17(A)

                             EMPLOYEE BENEFIT PLANS

o Health Insurance Plan offered to employees provided in due diligence item C11

o        401(k) plan offered to employees  provided in due diligence  item C11

o        Accidental death and dismemberment  plan provided in due diligence item
         C9

o Benefits as outlined in employee handbook. Copy of employee handbook provided in due diligence, item C11.

                                SCHEDULE 3.17(C)

                          EMPLOYEE LIST AND EXCEPTIONS

         See attached list disclosed as item C8 during due diligence attached.

C8

--------------------------------------------------------------------------------------------------------------
CURRENT EMPLOYEES                 TITLE                                                  EXHIBITS
Biondi              Matt          VP Software Development                                C8-2
Caldwell            Joe           Software Engineer                                      C8-17
Connerton           Jane          Customer Support Manager                               C8-18
DeWald              Chuck         President                                              N/A
Franke              Lori          Bookkeeper                                             C8-19
Jennings            John          VP Sales and Marketing                                 C8-4
Keipp               Jim           Technical Support Analyst                              C8-13
Knopka              Dick          Customer Support Analyst                               C8-14
Lynch               Melinda       Software Engineer                                      C8-15
Marchioni           Tony          Technical Support Analyst                              C8-24
McCoy               Dan           Software Engineer                                      C8-16
Moore               Mark          Software Engineer                                      C8-23
Murray              Len           Sr. Software Engineer                                  C8-22
Musialowski         Chet          Product Manager - Statewide Voter Registration         C8-5, C8-6, C8-7
O'Donnell           Lizbeth       Customer Support Analyst                               C8-21
Rossman             Mark          Government Accounts Manager                            C8-8
--------------------------------------------------------------------------------------------------------------
CURRENT CONSULTANTS
Adams               Diane         Voter Integrity Team Specialist                        C8-1
Hibbard             Jay                                                                  C8-11
Lewandowski         Darren        Software Engineer                                      ***MB
Sparks              David                                                                C8-12
Waymire             Skip          Voter Integrity Team Specialist                        C8-10
FORMER CONSULTANTS
--------------------------------------------------------------------------------------------------------------
Chenier             Maurice                                                              C8-3
Toombs              Bernadette                                                           C8-9
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CURRENT EMPLOYEES                 TITLE                                                  EXHIBITS
FORMER EMPLOYEES SINCE 12/17/1999
Cowe                Bruce
Gatto               Chris
Gornicki            Mary Jane     Retired Secretary
Grupp               Andy
Ivett               Gwen
Jasinski            Shirley       Retired Office Manager
Lewandowski         Darren
Oricchio            Joe
Richburg            Murray
--------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.19

                            ENVIRONMENTAL EXCEPTIONS

         None.

                                  SCHEDULE 3.20

                                 AGREEMENTS WITH
                               INTERESTED PARTIES

         Sublease dated as of June 7, 2004 by and between NTS Data Services, LLC and NTS Data Services, Inc.


         See Schedule 3.15.

                                  SCHEDULE 3.21

                      INSURANCE POLICIES AND FIDELITY BONDS

DESCRIPTION                                 DUE  DILIGENCE ITEM
-----------                                 ---  --------------
Employer Services Corp.
Health Insurance Plan                                C9

Commercial Application policy                        C9

Property insurance                                   C9

General Liability Insurance                          C9

Crime Insurance                                      C9

Valuable Papers                                      C9

Electronic Data Processing                  C9

Business Auto                                        C9

General Liability                                    C9

Workers' Compensation

(States of GA, MD, RI, FL, NY)                       C9

Umbrella                                    C9

Group Life and Accidental

Death and Dismemberment Coverage            C9

                                  SCHEDULE 3.26

                            BROKERS/FINDERS - SELLER

         Paramax Corp.
         333 International Drive
         Williamsville, New York  14221
         by agreement dated April 11, 2003

                     BUYER'S DISCLOSURE SCHEDULE - ARTICLE 5

                                  SCHEDULE 5.7

           BUYER'S AND MERGER SUB'S PENDING AND THREATENED LITIGATION

                                  SCHEDULE 5.10

                     BROKERS/FINDERS - BUYER AND MERGER SUB

         Ascendiant Capital Group, LLC.
         18881 Von Karman Avenue, 16th Floor
         Irvine, California  92612


                                       20